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                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      Among

                                BEC GROUP, INC.,
                                  as Borrower,

                                       and

                       NATIONSBANK, NATIONAL ASSOCIATION,
                           BANK OF BOSTON CONNECTICUT,
                      CAISSE NATIONALE DE CREDIT AGRICOLE,
                             EUROPEAN AMERICAN BANK,
                                  IMPERIAL BANK
                         NATIONAL CITY BANK OF KENTUCKY,




                                       and

                        THE OTHER FINANCIAL INSTITUTIONS
                        FROM TIME TO TIME PARTIES HERETO,
                                   as Lenders,

                                       and

                       NATIONSBANK, NATIONAL ASSOCIATION,
                                    as Agent.



                            Dated as of July 10,1997




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
                                           ARTICLE I

                                          DEFINITIONS

SECTION 1.1    Amendment and Restatement..........................................   2
SECTION 1.2    Definitions........................................................   2
SECTION 1.3    Rules of Interpretation............................................  32

                                          ARTICLE II

                                        The Term Loans

SECTION 2.1    Tranche A Term Loan................................................  33
SECTION 2.2    Tranche B Term Loan................................................  33
SECTION 2.3    Payment of Principal...............................................  34
SECTION 2.4    Payment of Interest................................................  35
SECTION 2.5    Manner of Payment..................................................  36
SECTION 2.6    Optional Prepayments...............................................  36
SECTION 2.7    Mandatory Prepayments.  ...........................................  37
SECTION 2.8    Borrower's Account.................................................  39
SECTION 2.9    Term Notes.........................................................  39
SECTION 2.10   Interest Periods...................................................  39
SECTION 2.11   Conversions and Elections of Subsequent Interest Periods...........  39
SECTION 2.12   Pro Rata Payments..................................................  40
SECTION 2.13   Use of Proceeds....................................................  40

                                        ARTICLE III

                                     REVOLVING LOANS


SECTION 3.1    Revolving Loans....................................................  40
SECTION 3.2    Advances and Rate Selection........................................  42
SECTION 3.3    Payment of Interest................................................  44
SECTION 3.4    Payment of Principal...............................................  44
SECTION 3.5    Manner of Payment..................................................  45
SECTION 3.6    Voluntary Commitment Reductions....................................  46
SECTION 3.7    Increase and Decrease in Amounts...................................  46
SECTION 3.8    Borrower's Account.................................................  46
SECTION 3.9    Notes..............................................................  46
SECTION 3.10   Pro Rata Payments..................................................  46
SECTION 3.11   Conversions and Elections of Subsequent Interest Periods...........  47
SECTION 3.12   Unused Fee.........................................................  47

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
                                                                                    Page
                                                                                    ----

SECTION 3.13    Additional Fees....................................................  48
SECTION 3.14    Deficiency Advances................................................  48
SECTION 3.15    Use of Proceeds....................................................  48

                                             ARTICLE IV

                                          LETTERS OF CREDIT

SECTION 4.1     Letters of Credit..................................................  48
SECTION 4.2     Reimbursement......................................................  49
SECTION 4.3     Letter of Credit Fee...............................................  52
SECTION 4.4     Administrative Fees................................................  52

                                              ARTICLE V

                                       CHANGE IN CIRCUMSTANCES

SECTION 5.1     Increased Cost and Reduced Return..................................  52
SECTION 5.2     Limitation on Types of Loans.......................................  54
SECTION 5.3     Illegality.........................................................  54
SECTION 5.4     Treatment of Affected Loans........................................  55
SECTION 5.5     Compensation.......................................................  55
SECTION 5.6     Taxes..............................................................  55

                                             ARTICLE VI

                                              SECURITY

SECTION 6.1     Security Interest..................................................  57
SECTION 6.2     Stock Pledge.  ....................................................  58
SECTION 6.3     Guaranty...........................................................  58
SECTION 6.4     Lease Assignments..................................................  58
SECTION 6.5     Deed of Trust......................................................  58
SECTION 6.6     Intellectual Property..............................................  58
SECTION 6.7     Intercompany Note Assignment.......................................  59
SECTION 6.8     Further Assurances.................................................  59

                                             ARTICLE VII

                                        CONDITIONS PRECEDENT

SECTION 7.1     Effectiveness; Conditions to Advances and Issuance of Letters of
                Credit.............................................................  59

                                                                                      Page
                                                                                      ----

SECTION 7.2    Conditions of All Advances and Issuances of Letters of Credit after the Closing Date......................................................  64

                                           ARTICLE VIII

                                  REPRESENTATIONS AND WARRANTIES

SECTION 8.1    Organization and Authority............................................  67
SECTION 8.2    Loan Documents........................................................  67
SECTION 8.3    Solvency..............................................................  68
SECTION 8.4    Subsidiaries and Stockholders.........................................  68
SECTION 8.5    Ownership Interests...................................................  68
SECTION 8.6    Financial Condition...................................................  68
SECTION 8.7    Title to Properties...................................................  69
SECTION 8.8    Taxes.................................................................  69
SECTION 8.9    Other Agreements......................................................  69
SECTION 8.10   Litigation............................................................  70
SECTION 8.11   Margin Stock..........................................................  70
SECTION 8.12   Investment Company....................................................  70
SECTION 8.13   Intellectual Property.................................................  70
SECTION 8.14   No Untrue Statement...................................................  71
SECTION 8.15   No Consents, Etc......................................................  71
SECTION 8.16   Employee Benefit Plans................................................  71
SECTION 8.17   No Default............................................................  72
SECTION 8.18   Environmental Matters.................................................  72
SECTION 8.19   Employment Matters....................................................  72
SECTION 8.20   Bolle Acquisition.....................................................  73

                                            ARTICLE IX

                                       AFFIRMATIVE COVENANTS

SECTION 9.1    Financial Reports, Etc................................................  73
SECTION 9.2    Maintain Properties...................................................  75
SECTION 9.3    Existence, Qualification, Etc.........................................  75
SECTION 9.4    Regulations and Taxes.................................................  75
SECTION 9.5    Insurance.............................................................  75
SECTION 9.6    True Books............................................................  76
SECTION 9.7    Right of Inspection...................................................  76
SECTION 9.8    Observe all Laws......................................................  76
SECTION 9.9    Covenants Extending to Subsidiaries...................................  76
SECTION 9.10   Officer's Knowledge of Default........................................  76
SECTION 9.11   Suits or Other Proceedings............................................  76


                                                                                     Page
                                                                                     ----

SECTION 9.12   Notice of Discharge of Hazardous Material or Environmental
               Complaint.............................................................  77
SECTION 9.13   Environmental Compliance..............................................  77
SECTION 9.14   Indemnification.......................................................  77
SECTION 9.15   Further Assurances....................................................  77
SECTION 9.16   Employee Benefit Plans................................................  78
SECTION 9.17   Termination Events....................................................  78
SECTION 9.18   ERISA Notices.........................................................  78
SECTION 9.19   Continued Operations..................................................  78
SECTION 9.20   Use of Proceeds.......................................................  78
SECTION 9.21   New Subsidiaries......................................................  79
SECTION 9.22   Hedging Obligations...................................................  80
SECTION 9.23   Post Closing Valuation................................................  80

                                             ARTICLE X

                                        NEGATIVE COVENANTS

SECTION 10.1   Indebtedness..........................................................  80
SECTION 10.2   Liens.................................................................  82
SECTION 10.3   Investments; Acquisitions.............................................  83
SECTION 10.4   Merger or Transfer of Assets..........................................  83
SECTION 10.5   Transactions with Affiliates..........................................  84
SECTION 10.6   Compliance with ERISA.................................................  84
SECTION 10.7   Fiscal Year...........................................................  85
SECTION 10.8   Dissolution, etc......................................................  85
SECTION 10.9   Hedging Obligations...................................................  85
SECTION 10.10  Dividends, Redemptions and Other Payments.............................  85
SECTION 10.11  Defaults Under Other Agreements.......................................  86
SECTION 10.12  Compensation; Reimbursement of Expenses...............................  86
SECTION 10.13  Change in Accountants.................................................  86
SECTION 10.14  Limitations on Sales and Leasebacks...................................  86
SECTION 10.15  Negative Pledge Clauses...............................................  87
SECTION 10.16  Change in Control.....................................................  87
SECTION 10.17  Intellectual Property.................................................  87
SECTION 10.18  Preferred Stock.......................................................  87
SECTION 10.19  Licenses..............................................................  87

                                            ARTICLE XI

                                        FINANCIAL COVENANTS

SECTION 11.1   Consolidated Fixed Charge Ratio.......................................  88
SECTION 11.2   Consolidated Leverage Ratio...........................................  88


                                                                                       Page
                                                                                       ----
SECTION 11.3   Consolidated Net Worth.................................................   88

                                            ARTICLE XII

                                         EVENTS OF DEFAULT

SECTION 12.1   Events of Default......................................................   88
SECTION 12.2   Agent to Act...........................................................   91
SECTION 12.3   Cumulative Rights......................................................   92
SECTION 12.4   No Waiver..............................................................   92
SECTION 12.5   Allocation of Proceeds.................................................   92

                                           ARTICLE XIII

                                             THE AGENT

SECTION 13.1   Appointment, Powers, and Immunities....................................   93
SECTION 13.2   Reliance by Agent......................................................   93
SECTION 13.3   Defaults...............................................................   94
SECTION 13.4   Rights as Lender.......................................................   94
SECTION 13.5   Indemnification........................................................   94
SECTION 13.6   Non-Reliance on Agent and Other Lenders................................   95
SECTION 13.7   Resignation of Agent...................................................   95
SECTION 13.8   Sharing of Payments, etc...............................................   95
SECTION 13.9   Fees...................................................................   96

                                            ARTICLE XIV

                                  ASSIGNMENTS AND PARTICIPATIONS



SECTION 14.1   Assignments and Participations.  ......................................   96

                                            ARTICLE XV

                                        GENERAL PROVISIONS

SECTION 15.1   Notices................................................................   98
SECTION 15.2   Setoff.................................................................   99
SECTION 15.3   Survival...............................................................   99
SECTION 15.4   Expenses...............................................................  100
SECTION 15.5   Amendments.............................................................  100
SECTION 15.6   Counterparts...........................................................  101

                                                                                         Page
                                                                                         ----

SECTION 15.7    Termination...........................................................    101
SECTION 15.8    Indemnification.......................................................    101
SECTION 15.9    Headings and References...............................................    102
SECTION 15.10   Severability..........................................................    102
SECTION 15.11   Entire Agreement......................................................    102
SECTION 15.12   Agreement Controls....................................................    103
SECTION 15.13   Usury Savings Clause..................................................    103
SECTION 15.14   Governing Law; Waivers................................................    103
SECTION 15.15   Judgment Currency.....................................................    104
SECTION 15.16   Economic and Monetary Union in the European Community.................    105

EXHIBIT A       Applicable Commitment Percentages.....................................    A-1
EXHIBIT B       Form of Assignment and Acceptance.....................................    B-1
EXHIBIT C       Form of Notice of Appointment (or Revocation)
                of Authorized Representative..........................................    C-1
EXHIBIT D       Form of Borrowing Notice..............................................    D-1
EXHIBIT E       Form of Guaranty Agreement............................................    E-1
EXHIBIT F       Form of Interest Rate Selection Notice................................    F-1
EXHIBIT G       Form of Stock Pledge Agreement........................................    G-1
EXHIBIT H       Form of Mortgage......................................................    H-1
EXHIBIT I-1     Form of Term Note.....................................................  I-1-1
EXHIBIT I-2     Form of Term Note.....................................................  I-2-1
EXHIBIT J       Form of Revolving Note................................................    J-1
EXHIBIT K-1     Form of LC Account Agreement..........................................  K-1-1
EXHIBIT K-2     Form of Cash Collateral Account.......................................  K-2-1
EXHIBIT L       Form of Security Agreement............................................    L-1
EXHIBIT M       Form of Intellectual Property
                Security Agreement....................................................    M-1
EXHIBIT N       Forms of Opinions of Counsel to the Borrower
                and the Guarantors....................................................    N-1
EXHIBIT O       Form of Compliance Certificate........................................    O-1
EXHIBIT P       Form of Landlord Waiver...............................................    P-1
EXHIBIT Q       Form of Lease Assignment..............................................    Q-1
EXHIBIT R       Form of Collateral Assignment of License Agreement....................    R-1
EXHIBIT S       Form of Intercompany Notes Assignment.................................    S-1
EXHIBIT T       Form of Intercompany Note.............................................    T-1
EXHIBIT U       Form of Subordination Agreement.......................................    U-1

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") made as of this 10th day of July, 1997 by and among BEC GROUP, INC., a Delaware corporation having its chief executive office in Rye, New York (the "Borrower"), EACH LENDER EXECUTING AND DELIVERING A SIGNATURE PAGE HERETO and each other lender which may hereafter execute and deliver an instrument of assignment and assumption with respect to this Agreement pursuant to Section 14.1 hereof (hereinafter such lenders may be referred to individually as a "Lender" or collectively as the "Lenders") and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America ("NationsBank"), in its capacity as agent for the Lenders (in such capacity, and any successor appointed in accordance with the terms of Section
13.7 hereof, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of April 3, 1996, as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of June 17, 1996, as further amended pursuant to that certain Amendment No. 2 to Credit Agreement dated as of October 31, 1996 and as further amended pursuant to that certain Amendment No. 3 to Credit Agreement dated as of December 30, 1996 (as amended, the "Existing Credit Agreement"), and the other Loan Documents (as defined in the Existing Credit Agreement); and

         WHEREAS, the Agent on behalf of the Lenders and certain Subsidiaries of the Borrower have entered into that certain Release and Termination Agreement dated as of December 12, 1996 pursuant to which the Subsidiaries party thereto were released from their obligations as Guarantors under the Existing Credit Agreement and certain security agreements and other Loan Documents (as defined in the Existing Credit Agreement) were terminated;

         WHEREAS, the Borrower, the Lenders and the Agent desire to enter into this Agreement in order to amend and restate in its entirety the Existing Credit Agreement and continue to make available to the Borrower hereunder credit facilities in the maximum aggregate principal amount at any time outstanding of $70,000,000, which shall include a Tranche A Term Loan Facility in the principal amount of $15,000,000, a Tranche B Term Loan Facility in the principal FF Equivalent Amount equal to $15,000,000 and a Revolving Credit Facility in the maximum aggregate principal amount at any time outstanding of $40,000,000, including a letter of credit subfacility of up to $5,000,000.

         WHEREAS, the Lenders are willing to make all such facilities available to the Borrower and amend and restate the Existing Credit Agreement in its entirety upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the terms, covenants, provisions and conditions hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 AMENDMENT AND RESTATEMENT. The Borrower, the Agent and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended and restated in their entirety by the terms and provisions of this Agreement and such terms and provisions of the Existing Credit Agreement shall be superseded by this Agreement, except as expressly provided herein.

         Notwithstanding the amendment and restatement of the Existing Credit Agreement by this Agreement, the Borrower shall continue to be liable to the Agent and each Lender with respect to its agreements under the Existing Credit Agreement to indemnify and hold harmless the Agent and each Lender from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Agent or any Lender may be subject arising in connection with the Existing Credit Agreement in accordance with the terms thereof. Notwithstanding the amendment and restatement of the Existing Credit Agreement by this Agreement, all of the indebtedness, liabilities and obligations owing by the Borrower under the Existing Credit Agreement shall continue to be secured by the "Collateral" as defined in the Existing Credit Agreement and Borrower acknowledges and agrees that the "Collateral" as defined in the Existing Credit Agreement remains subject to a security interest in favor of the Agent for the ratable benefit of the Lenders and to secure the liabilities of Borrower re-evidenced by this Agreement and the other Loan Documents. This Agreement is given as a substitution of, and not as a payment of, the obligations of Borrower under the Existing Credit Agreement and is not intended to constitute a novation of the Existing Credit Agreement. Upon the effectiveness of this Agreement, all amounts outstanding under the Existing Credit Agreement shall constitute Advances under the Revolving Credit Facility hereunder, in each case accruing interest (a) with respect to Eurodollar Loans under the Existing Credit Agreement, at the Eurodollar Rate hereunder and (b) with respect to Base Rate Loans under the Existing Credit Agreement, at the Base Rate hereunder. The parties hereto agree that all Eurodollar Rate Loans outstanding under the Existing Credit Agreement on the Closing Date shall continue as Eurodollar Rate Loans hereunder without the requirement that any compensation be paid to the Lenders pursuant to Section 5.5 hereof. The parties hereto further agree that all Letters of Credit issued under the Existing Credit Agreement, as described on Schedule 2 hereto, and outstanding on the Closing Date shall continue as Letters of Credit hereunder and shall constitute Letters of Credit Outstandings hereunder.

         Notwithstanding any other amendment and restatement of the Security Instruments under the Existing Credit Agreement, the parties hereto agree that each of the Security Instruments delivered in connection with the Existing Credit Agreement are hereby amended so that each reference to the "Credit Agreement" or the Loan Documents (as defined in the Existing Credit Agreement) shall mean the Credit Agreement and the Loan Documents hereunder.

         SECTION 1.2 DEFINITIONS. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "AAi Preferred Stock" means 100 shares of Series A Redeemable Non-Voting Preferred Stock, par value $1.00 per share, of Foster Grant Holdings, Inc. owned by the Borrower;

                  "Acquisition" means the acquisition (i) of a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) in a single or series of related transactions, of assets of another Person for which the Cost of Acquisition equals or exceeds five percent (5%) of Consolidated Total Assets determined as of the last day of the fiscal quarter of the Borrower immediately preceding the date of the agreement related to such Acquisition;

                  "Additional Cash" shall have the meaning given to such term in
         Section 7.1(d)(i) hereof;

                  "Advance" means (a) the advance of the Term Loans and (b) any borrowing under the Revolving Credit Facility consisting of a Base Rate Revolving Loan or a Eurodollar Rate Revolving Loan, as the case may be;

                  "Advance Date Exchange Rate" means, (a) with respect to the Tranche B Term Loan, the Spot Rate of Exchange on the Closing Date and
         (b) with respect to FF Revolving Loans, the Spot Rate of Exchange on
         (i) the date of the initial Advance of a FF Revolving Loan, and (ii) the Fixed Rate Revolving Loan Valuation Date, in the case of Fixed Rate Revolving Loans;

                  "Affiliate" means a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Borrower; (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock of the Borrower; or (iii) 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting stock, by contract or otherwise;

                  "Applicable Commitment Percentage" means, at any time for each Lender with respect to the Total Credit Commitment (including its Participations and its obligations hereunder to Issuing Bank to acquire Participations), a fraction (expressed as a percentage), (A) the numerator of which shall be the sum of such Lender's Revolving Credit Commitment and Term Loan Commitment at such date of determination (which as of the Closing Date are set forth on Exhibit A attached hereto and incorporated herein by reference), and (B) the denominator of which shall be the Total Credit Commitment at such date of determination; provided that the Applicable Commitment Percentage of each

         Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 14.1 hereof;

                  "Applicable Currency" means, as to any particular Loan, Dollars or French Francs, as designated (in the case of Loans and Advances) in the Borrowing Notice applicable to such Loan;

                  "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained;

                  "Applicable Margin" and "Applicable Unused Fee" means that percent per annum set forth in the table below, which shall be (A) determined as of each Determination Date based upon the computations set forth in the compliance certificates delivered to the Agent pursuant to Sections 9.1(a)(ii) and 9.1(b)(ii) hereof, subject to review and approval of such computations by the Agent, and delivered to the Agent not later than the time set forth in Sections 9.1(a) and 9.1(b) hereof (the "Compliance Date") and (B) applicable to all Fixed Rate Loans made, renewed or converted, Letters of Credit outstanding and any Unused Fee due and payable, on or after the most recent Compliance Date to occur based upon the Consolidated Leverage Ratio for the Four-Quarter-Period then ended, as specified below:


         Consolidated Leverage Ratio               Applicable Margin              Applicable Unused Fee
         ---------------------------               -----------------              ---------------------
                    Greater than 3.00 to 1.00            1.625%                          0.375%
           Less than or equal to 3.00 to 1.00            1.375%                          0.300%
                but greater than 2.50 to 2.00
           Less than or equal to 2.50 to 1.00            1.125%                          0.250%
                but greater than 2.00 to 1.00
           Less than or equal to 2.00 to 1.00            0.875%                          0.225%
                but greater than 1.25 to 1.00
           Less than or equal to 1.25 to 1.00            0.625%                          0.200%

         ; provided, however, the Consolidated Leverage Ratio shall be deemed to be 3.00 to 1.00 for the purposes of calculating the Applicable Margin and Applicable Unused Fee hereunder from the Closing Date to the Compliance Date immediately following September 30, 1997.

                  "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit executed by the Borrower from time to time and delivered to Issuing Bank to support the issuance of Letters of Credit;

                  "Asset Disposition" means any voluntary disposition, whether by sale, lease or transfer, other than as permitted under Section 10.4 hereof, of (a) any or all of the assets, excluding cash and cash equivalents, of the Borrower or its Subsidiaries, and (b) any of the capital stock, or securities or investments exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, any of the capital stock of any Subsidiary (other than a disposition to a Guarantor).

                  "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B attached hereto and incorporated herein by reference (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 14.1;

                  "Authorized Representative" means any of the Chairman, President, Executive Vice Presidents, Senior Vice Presidents or Vice Presidents of the Borrower and, with respect to financial matters, the Chief Financial Officer, Vice President-Finance or Controller of the Borrower or any other person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form attached hereto as Exhibit C and incorporated herein by reference;

                  "Azusa Deed of Trust" means that certain Deed of Trust, Leasehold Deed of Trust, Security Agreement, Fixture Financing Statement, Assignment of Leases and Rents and Financing Statement executed and delivered by ORC for the benefit of the Agent and the Lenders relating to the Azusa Property, as from time to time amended, supplemented or replaced;

                  "Azusa Property" means that certain real property of ORC and all improvements thereon located in Azusa, California;

                  "Base Rate" means the per annum rate of interest equal to the greater of (a) the Prime Rate or (b) the Federal Funds Rate plus one-half of one percent (0.5%). Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate;

                  "Base Rate Loan" means any Base Rate Revolving Loan and any Base Rate Segment;

                  "Base Rate Revolving Loan" means any Revolving Loan for which the rate of interest is determined by reference to the Base Rate;

                  "Base Rate Segment" means any Segment of the Tranche A Term Loan for which the rate of interest is determined by reference to the Base Rate;

                  "Board" means the Board of Governors of the Federal Reserve System (or any successor body);

                  "Bolle" means Bolle Inc., a Delaware corporation;

                  "Bolle Acquisition" means the acquisition by Bolle or its Affiliate of all of the issued and outstanding capital shares of Bolle France pursuant to the Share Purchase Agreement for an aggregate purchase price not to exceed $60,000,000;

                  "Bolle America" means Bolle America, Inc., a Delaware corporation;

                  "Bolle France" means Holding B.F., a corporation governed by the laws of France;

                  "Bolle SNC" means Etablissements Bolle, a societe en nom collectif governed by the laws of France;

                  "Borrower's Account" means demand deposit account number 1295027966 with the Agent, or any successor account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent;

                  "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with the Advance under the Term Loan Facility or an Advance under the Revolving Credit Facility, in the form attached hereto as Exhibit D and incorporated herein by reference;

                  "Business Day" means, (i) with respect to any Base Rate Loan, any day which is not a Saturday, Sunday or a day on which banks in the State of New York or State of North Carolina are authorized or obligated by law, executive order or governmental decree to be closed,
         (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day, as described in clause (i) above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina and (iii) with respect to any FF LIBOR Rate Loan, any day which is a Business Day, as described in clause (i) above, and on which the relevant international finance markets are open for the transaction of business contemplated by this Agreement in Paris, France, New York, New York and Charlotte, North Carolina;

                  "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as permitted under the Loan Documents as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to Section 9.1(a) or (b) hereof, and (ii) with respect to any Capital Lease entered into by the Borrower or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in Section 9.1(a) hereof), all the foregoing in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                  "Capital Leases" means all leases which have been or should be capitalized in accordance with Generally Accepted Accounting Principles, including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof, applied on a Consistent Basis;

                  "Cash Collateral Account Agreement" means a Cash Collateral Account Agreement in the form of Exhibit K-2 between the Borrower and the Agent;

                  "Change in Consolidated Working Capital" means, with respect to any determination thereof as at the end of any Fiscal Year of the Borrower, the result obtained, expressed as a positive or negative number as appropriate, by subtracting from Consolidated Working Capital as at such date the amount of Consolidated Working Capital as at the end of the immediately preceding Fiscal Year of the Borrower;

                  "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in Section 7.1 hereof have been satisfied or waived;

                  "Code" means the Internal Revenue Code of 1986, as amended, any successor provision or provisions and any regulations promulgated thereunder;

                  "Collateral" means the collateral described in the Security Instruments;

                  "Collateral Assignment of Option Agreement" means that certain Collateral Assignment dated as of the Closing Date by the Borrower in favor of the Agent and acknowledged and consented to by The Lantis Corporation, pursuant to which the Borrower has assigned all of its rights and interests under the Option Agreement to the Agent for the benefit of the Lenders;

                  "Commercial Letter of Credit" means an irrevocable documentary letter of credit issued hereunder for the account of the Borrower; provided that the expiry date of a Commercial Letter of Credit shall not be later than six (6) months subsequent to the date of issuance thereof;

                  "Common Stock" means the common stock, par value $.01 per share, of the Borrower;

                  "Compliance Date" has the meaning assigned to such term in the definition of "Applicable Margin" in this Section 1.2;

                  "Consistent Basis" in reference to the application of Generally Accepted Accounting Principles means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in Section 8.6(a) hereof;

                  "Consolidated Current Assets" means cash and all other assets of the Borrower and its Subsidiaries which would be classified as a current asset as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Current Liabilities" means all liabilities of the Borrower and its Subsidiaries which would be classified as a current liability as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income, (iv) amortization, and (v) depreciation, less the amount of any change during the immediately preceding Fiscal Year resulting from the evaluation as required by GAAP of the Borrower's investment in Eyecare Products or in the Sterling Note all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                  "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries for the period of computation thereof, calculated through and including the fiscal quarter ending June 30, 1998 on a pro forma basis giving effect to the Bolle Acquisition, the ratio of (i) Consolidated EBITDA for such period less Capital Expenditures for such period to (ii) Consolidated Fixed Charges for such period;

                  "Consolidated Fixed Charges" means, with respect to Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Interest Expense, less interest expense incurred with respect to the Subordinated Debt but not payable in cash, during such period, (ii) the principal amount of Consolidated Funded Indebtedness (other than Subordinated Indebtedness) due and payable during such period, (iii) all cash dividends and other cash distributions (other than distributions in the form of any stock (including without limitation capital stock of the Borrower), security, note or other instrument) paid during such period (regardless of when declared) on any shares of capital stock of the Borrower then outstanding, including without limitation its Common Stock, (iv) all payments under Capital Leases made during such period and (v) all state and Federal taxes paid in cash during such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                  "Consolidated Funded Indebtedness" means, with respect to the Borrower and its Subsidiaries, at any time as of which the amount thereof is to be determined, the sum of (i) Indebtedness for Money Borrowed of the Borrower and its Subsidiaries at such time and (ii) the face amount of all outstanding letters of credit issued for the account of the Borrower or any of its Subsidiaries and all obligations (to the extent not duplicative) arising under such letters of credit, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                  "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including, without limitation, fees payable in respect of a Swap Agreement) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense and (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                  "Consolidated Leverage Ratio" means, as of the date of computation thereof, calculated through and including the fiscal quarter ending June 30, 1998 on a pro forma basis giving effect to the Bolle Acquisition, the ratio of (i) Consolidated Funded Indebtedness (as determined as at such date) minus Subordinated Indebtedness (as determined as at such date) minus the FG Mortgage Debt (as determined at such date) to (ii) Consolidated EBITDA (for the Four-Quarter Period ending on (or most recently prior to) such date).

                  "Consolidated Net Income" means, for any period of computation thereof, the gross revenues from operations of the Borrower and its Subsidiaries (including payments received by the Borrower and its Subsidiaries of (i) interest income, and (ii) dividends and distributions made in the ordinary course of their businesses by Persons in which investment is permitted pursuant to this Agreement and not related to an extraordinary event) less all operating and non-operating expenses (not related to extraordinary events) of the Borrower and its Subsidiaries including taxes on income, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; but (A) excluding (for all purposes other than (x) compliance with Section 11.3 hereof and (y) the computation of Consolidated EBITDA utilized to determine Excess Cash Flow) in such calculation (1) the amount of any material net gains on the sale, conversion or other disposition of capital assets (other than the common stock of Eyecare Products or the Sterling Note), (2) the amount of any material net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Subsidiaries,
         (3) the amount of any material net gains on the collection of proceeds of life insurance policies, (4) any write-up of any asset, and (5) any other net gain of an extraordinary nature and (B) excluding (for all purposes other than compliance with Section 11.3 hereof) all proceeds of the sale of the AAi Preferred Stock, all as determined in accordance with GAAP applied on a Consistent Basis;

                  "Consolidated Net Worth" means at any time as of which the amount thereof is to be determined, calculated through and including the fiscal quarter ending June 30, 1998 on a pro forma basis giving effect to the Bolle Acquisition, the sum of the following in respect of the Borrower and its Subsidiaries (determined on a consolidated basis and excluding intercompany items among the Borrower and its Subsidiaries and any upward adjustment after the Closing Date due to revaluation of assets): (i) the amount of issued and outstanding share capital, plus (ii) the amount of additional paid-in capital and retained income (or, in the case of a deficit, minus the amount of such deficit), plus (iii) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment) minus
         (iv) the amount of any treasury stock, all as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                  "Consolidated Pretax Income" means, for any period of computation thereof, Consolidated Net Income plus all taxes on income of the Borrower and its domestic Subsidiaries, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                  "Consolidated Total Assets" means, as at any time of calculation thereof, the net book value of all assets of the Borrower and its domestic Subsidiaries as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                  "Consolidated Working Capital" means, as of any date on which the amount thereof is to be determined, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

                  "Contingent Obligation" of any Person means all contingent liabilities (other than obligations of the Borrower and its Subsidiaries with respect to the fulfillment of purchase orders issued in the ordinary course of business) required (or which, upon the creation or incurring thereof, would be required) to be included in the consolidated financial statements (including footnotes) of such Person in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, including Statement No. 5 of the Financial Accounting Standards Board, and except with respect to the calculation of Contingent Obligations as required under the definition of "Solvent," any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

                           (i) to purchase such Indebtedness or other obligation
                  or any property or assets constituting security therefor;

                           (ii) to advance or supply funds in any manner (A) for
                  the purchase or payment of such Indebtedness or other obligation, or (B) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

                           (iii) to grant or convey any Lien, security interest,
                  pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

                           (iv) to lease property or to purchase securities or
                  other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

                           (v) otherwise to assure the owner of the Indebtedness
                  or such obligation of the primary obligor against loss in respect thereof.

         With respect to Contingent Obligations, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the present value of the amount which can reasonably be expected to become an actual or matured liability;

                  "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Sections 2.11 or 3.11 hereof of a Fixed Rate Loan of one Type as a Fixed Rate Loan of the same Type from one Interest Period to the next Interest Period.

                  "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 2.11 or 3.11 or Article V of one Type of Loan into another Type of Loan.

                  "Core Business" means, with respect to the Borrower and its Subsidiaries, the business of (i) manufacturing, subcontracting, selling, distributing and marketing sunglasses, sport related eyewear, military and industrial protective eyewear and nonprescription eyeglasses (including frames, accessories and other parts thereof),
         (ii) manufacturing and distributing high intensity illumination systems and related products for industrial, medical and cinematic uses and specialized photo exposure systems and related products used in the production of circuit boards, microcircuits, flexible circuits, flat panel displays and other applications where microchips are used and
         (iii) the manufacturing and distribution of electro-formed products, glass optics and spectral coatings, whether within or outside of the United States of America;

                  "Cost of Acquisition" means, with respect to any Acquisition, as at the date of consummation of any such Acquisition, the sum of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire capital stock of the Borrower or any Subsidiary to be transferred in connection therewith, (ii) any cash or other property (excluding property described in clause (i)) and the unpaid principal amount of any debt instrument given as consideration,
         (iii) any Indebtedness assumed by the Borrower or its Subsidiaries in connection with such Acquisition, and (iv) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such a transaction, and other similar transaction costs so incurred (all such costs being included as a "Cost of Acquisition" for such transaction). For purposes of determining the Cost of Acquisition for any transaction, (A) the capital stock of the Borrower shall be valued (I) at its market value as reported on the New York Stock Exchange with respect to shares that are freely tradeable, and (II) with respect to shares that are not freely tradeable, as determined by the Board of Directors of the Borrower and, if requested by the Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 9.1(a) hereof,
         (B) the capital stock of any Subsidiary shall be valued as determined by the Board of Directors of such Subsidiary and, if requested by the Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 9.1(a) hereof, and (C) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion;

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder;

                  "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to each FF LIBOR Rate Loan, a rate of two percent (2%) above the FF LIBOR Rate applicable to such Loan, (iii) with respect to Base Rate Loans, at a rate of interest per annum which shall be two percent (2%) above the Base Rate, and (iv) in any case, the maximum rate permitted by law, if lower;

                  "Deferred Payment Preferred Stock" means the Series A Preferred Stock with a face value of FF 64,120,000 issued pursuant to Sections 3.1.5 and 3.2.4 of the Share Purchase Agreement and generally described in Section 3.4 of the Share Purchase Agreement which is being issued by Bolle in connection with the Bolle Acquisition and contains such terms as are set forth in a Certificate of Designations by Bolle filed with the Secretary of State of Delaware on or before the Closing Date;

                  "Determination Date" means the last day of each fiscal quarter of the Borrower;

                  "Disbursing Bank" means any banking institution approved by the Agent located within France;

                  "Dollar Equivalent Amount" means, on any date, the amount of Dollars into which a French Franc amount would be converted based on the Spot Rate of Exchange on such date;

                  "Dollar Loan" means the Tranche A Term Loan and any Dollar Revolving Loan;

                  "Dollar Revolving Loan" means any Revolving Loan denominated in Dollars;

                  "Dollar Segment" means any Tranche A Segment;

                  "Dollar Value" means (a) with respect to any Dollar Revolving Loan and the Tranche A Term Loan, the Dollar amount of such Loan, (b) with respect to any FF Revolving Loan and the Tranche B Term Loan, the Dollar Equivalent Amount of such Loan, and (c) with respect to any Letter of Credit, the Dollar amount of all Letter of

         Credit Outstandings attributable to such Letter of Credit, all as recorded in the Agent's records pursuant to Section 2.2(d) and 3.1(b) hereof;

                  "Dollars" and the symbol "$" mean dollars constituting legal tender for the payment of public and private debts in the United States;

                  "Eligible Assignee" means (i) a Lender; (ii) an affiliate of a Lender; and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 12.1 hereof, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower; provided, however, that (a) if such Person is a foreign entity, it must have a zero rate of withholding and (b) neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee;

                  "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

                           (i) Government Securities;

                           (ii) obligations of any corporation organized under
                  the laws of any state of the United States or under the laws of any other nation, payable in the United States, expressed to mature not later than 90 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

                           (iii) interest bearing demand or time deposits issued
                  by any Lender or certificates of deposit, bankers acceptances and other "money market instruments" maturing within one hundred eighty (180) days from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $1,000,000;

                           (iv) prime commercial paper of the Agent, each Lender
                  or their respective affiliates, and prime commercial paper rated P-1 by Moody's, or A-1 by S&P;

                           (v) Repurchase Agreements;

                           (vi) Municipal Obligations;

                  "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or is assumed by the Borrower in connection with any Acquisition or any of its ERISA Affiliates or (b) has at any time since October 16, 1992 been maintained for the employees of the Borrower or any current or former ERISA Affiliate;

                  "Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law;

                  "Equity Offering" means a public or private offering of equity securities (including, without limitation, any security or investment not constituting Indebtedness exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, equity securities) of the Borrower or any Subsidiary (other than securities issued to the Borrower or another Subsidiary); provided, however, the term "Equity Offering" shall not include (i) any Equity Offering that does not result in any Net Proceeds to the Borrower or any Subsidiary and (ii) any issuance of equity securities in connection with the exercise of stock options granted to, or purchase of restricted stock by, eligible participants under the Stock Option Plans;

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder;

                  "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and
         (c) of the Code;

                  "Eurodollar Rate" means the interest rate per annum determined pursuant to the following formula:



                                       Interbank Offered Rate     Applicable
                   Eurodollar Rate =  -----------------------  -  Margin
                                      1 - Reserve Requirement



                  "Eurodollar Rate Loan" means any Eurodollar Rate Revolving Loan and any Eurodollar Rate Segment;

                  "Eurodollar Rate Revolving Loan" means any Revolving Loan that bears interest at the Eurodollar Rate;

                  "Eurodollar Rate Segment" means a Segment of the Tranche A Term Loan bearing interest or to bear interest at the Eurodollar Rate.

                  "Event of Default" means any of the occurrences set forth as such in Section 12.1 hereof;

                  "Excess Cash Flow" means, with respect to the Borrower and its Subsidiaries for any Fiscal Year, the difference of (i) Consolidated EBITDA for such period (including therein any net gain or loss, as applicable, of an extraordinary nature otherwise excluded from the calculation thereof in the definition of "Consolidated Net Income") minus (ii) the sum of (A) the Change in Consolidated Working Capital as at the end of such Fiscal Year, provided any positive Change in Consolidated Working Capital shall not exceed $3,500,000 for any Fiscal Year, plus (B) the sum of (I) Capital Expenditures, (II) Consolidated Interest Expense, (III) required principal payments on Consolidated Funded Indebtedness and optional prepayments of the Term Loan and (IV) taxes on income accrued during such period, (V) all cash paid as part of the Cost of Acquisition for any Permitted Acquisition and (VI) the proceeds of the sale or disposition of the Texas Property, the AAi Preferred Stock and, to the extent such proceeds are subject to the prepayment provisions of Section 2.7(d)(i) hereof, the shares of capital stock of Eyecare Products;

                  "Existing Credit Agreement" has the meaning given to such term in the recitals hereto;

                  "Eyecare Products" means Eyecare Products Plc, a public liability company incorporated in England (Registration Number 2158452);

                  "Facilities" means the Term Loan Facility, the Revolving Credit Facility and the Letter of Credit Facility;

                  "Facility Termination Date" means such date as all of the following shall have occurred: (a) the Borrower shall have permanently terminated the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings and Letter of Credit Outstandings, together with all accrued and unpaid interest thereon, except for such issued and undrawn Letters of Credit as have been fully cash collateralized in a manner consistent with the terms of Section 12.1(l)(B), (b) the Borrower shall have paid all Term Loan Outstandings in full, together with all accrued and unpaid interest thereon, (c) all Swap Agreements shall have been terminated, expired or cash collateralized, (d) all Term Loan Commitments, Revolving Credit Commitments and Letter of Credit Commitments shall have terminated or expired and (e) the Borrower shall have fully, finally and irrevocably paid and satisfied in full all Obligations (other than Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement);

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the

         Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent in a commercially reasonable manner;

                  "FF Equivalent Amount" means, on any date, the amount of French Francs into which a Dollar amount would be converted based on the applicable Spot Rate of Exchange on such date.

                  "FF LIBOR Rate" means the interest rate per annum calculated according to the following formula:



                      FF            Interbank Offered Rate      Applicable
                  LIBOR Rate   =   -----------------------   +   Margin
                                   1 - Reserve Requirement


                  "FF LIBOR Rate Loans" means any FF LIBOR Rate Revolving Loans and any FF Segment;

                  "FF LIBOR Rate Revolving Loans" means any Revolving Loan that bears interest at the FF LIBOR Rate;

                  "FF Loan" means the Tranche B Term Loan and any FF Revolving Loan;

                  "FF Revolving Loan" means any Revolving Loan denominated in French Francs;

                  "FF Revolving Loan Outstandings" means, as of any date of determination, the aggregate principal amount of all FF Revolving Loans then outstanding;

                  "FF Revolving Loan Valuation Date" has the meaning ascribed to such term in Section 3.1(b) hereof;

                  "FF Segment" means any Tranche B Segment;

                  "FG Mortgage Debt" means all Indebtedness of ORC Management Corporation secured by that certain Deed of Trust and Security Agreement dated as of March 31, 1995 by Foster Grant Group, L.P. in favor of Wells Fargo (Texas), N.A., successor by merger to First Interstate Bank of Texas, N.A., as amended;

                  "Fiscal Year" means the twelve (12) month period ended December 31 of each calendar year;

                  "Fixed Rate Loan" means any Fixed Rate Revolving Loan and any Fixed Rate Segment;

                  "Fixed Rate Revolving Loan" means any Eurodollar Rate Revolving Loan and any FF LIBOR Rate Revolving Loan;

                  "Fixed Rate Segment" means any Eurodollar Rate Segment and any FF LIBOR Rate Segment;

                  "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan;

                  "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower taken together as one accounting period;

                  "French GAAP" those generally accepted accounting principles which from time to time have substantive authoritative support in France and are applicable in the circumstances as of the date of delivery of any applicable financial statements hereunder;

                  "French Francs" or "FF" means the official currency of France;

                  "GAAP" or "Generally Accepted Accounting Principles" means those generally accepted principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the Accounting Principles Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended, subject to compliance at all times with Section 1.2 hereof;

                  "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America;

                  "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether a state of the United States, the United States or foreign nation, state, province or other governmental instrumentality;

                  "Guarantor" means ORC, ORC Management, Bolle, Bolle America, and any other Material Subsidiary now existing or hereafter created or acquired;

                  "Guaranty" means collectively each Guaranty Agreement executed by ORC, ORC Management, Bolle, Bolle America or a Material Subsidiary of the Borrower (whether of even date herewith or delivered after the Closing Date pursuant to Section 9.21 hereof and whether executed individually or jointly and severally with other Subsidiaries) in favor of the Agent guaranteeing in whole or in part the payment of the Obligations, substantially in the form of Exhibit E attached hereto and incorporated herein by reference, as from time to time amended, supplemented or replaced;

                  "Hazardous Material" means and includes any pollutant, contaminant, or hazardous, toxic or dangerous waste, substance or material (including without limitation petroleum products, asbestos-containing materials and lead), the generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law;

                  "Hedging Obligations" means any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under
         (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, currency exchange rates or forward rates applicable to such party's commodities, assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements, and forward commodity price options, puts, warrants and those commonly known as commodity "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing;

                  "Indebtedness" of a Person shall mean, without duplication,
         (i) all Indebtedness for Money Borrowed, (ii) obligations of such Person arising under acceptance facilities, (iii) the undrawn face amount of, and unpaid reimbursement obligations in respect of, all letters of credit issued for the account of such Person, (iv) all obligations of such Person upon which interest charges are customarily paid, other than trade payables incurred in the ordinary course of business, operating leases and taxes, (v) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (vi) all executory obligations of such Person in respect of Hedging Obligations and (vii) all Contingent Obligations in respect of Indebtedness of other Persons;

                  "Indebtedness for Money Borrowed" means for any Person all indebtedness in respect of money borrowed, including without limitation all Capital Leases and the deferred purchase price of any property or asset, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money, other than trade payables incurred in the ordinary course of business (including, but not limited to all conditional sales or similar title retention agreements);

                  "Intellectual Property Assignments" means those certain Assignments of Patents, Trademarks, Copyrights and Licenses in the form attached to the Intellectual Property Security Agreement as Exhibit A, to be filed upon acceleration of the Obligations hereunder, as from time to time amended, supplemented or replaced;

                  "Intellectual Property Security Agreement" means collectively each Intellectual Property Security Agreement executed by the Borrower or a Material Subsidiary of the Borrower (whether of even date herewith or delivered after the Closing Date pursuant to Section 9.21 hereof and whether executed individually or jointly and severally with other Subsidiaries) in favor of the Agent to collaterally secure payment and performance of its respective obligations hereunder and under the Guaranty, as applicable, substantially in the form of Exhibit M attached hereto and incorporated herein by reference, as from time to time amended, supplemented or replaced;

                  "Interbank Offered Rate" means,

                           (i) for any Eurodollar Rate Loan for any Interest
                  Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%); and

                           (ii) for any FF LIBOR Rate Loan for any Interest
                  Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3740 (or any successor page) as the London interbank offered rate for deposits in French Francs at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any FF LIBOR Rate Loan, the rate determined by the Agent in its reasonable sole discretion;

                  "Intercompany Notes" means those notes from time to time evidencing Indebtedness owed to the Borrower or any domestic Subsidiary of the Borrower from any foreign Subsidiary in an aggregate amount not in excess of $40,000,000, substantially in the form of Exhibit T hereto;

                  "Intercompany Note Assignment" means that certain Collateral Assignment of Intercompany Notes between the Borrower, certain Subsidiaries and the Agent for the benefit of the Lenders dated as of the date hereof in the form of Exhibit S hereto and incorporated herein by reference;

                  "Interest Period" for each Fixed Rate Loan means a period commencing on the date such Fixed Rate Loan is made or converted and each subsequent period commencing on the last day of the immediately preceding Interest Period for such Fixed Rate Loan, and ending, at the Borrower's option, on the date one, two, three or six months thereafter as notified to the Agent by the Authorized Representative three (3) Business Days prior to the beginning of such Interest Period; provided, that,

                           (A) if the Authorized Representative fails to notify
                  the Agent of the length of an Interest Period three (3) Business Days prior to the first day of such Interest Period, the Interest Period for such Loan shall be deemed to be one month;

                           (B) if an Interest Period for a Fixed Rate Loan would
                  end on a day which is not a Business Day such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

                           (C) any Interest Period which begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                           (D) no Interest Period shall extend past the
                  Revolving Credit Termination Date or the Term Loan Termination Date;

                           (E) on any day, with respect to all Loans, there
                  shall be not more than ten (10) Interest Periods in effect;

                  "Interest Rate Selection Notice" means the notice delivered by an Authorized Representative in connection with the election of a subsequent interest period for any Fixed Rate Loan or the conversion of any Eurodollar Rate Loan into a Base Rate Loan or the conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of Exhibit F attached hereto and incorporated herein by reference;

                  "Issuing Bank" means NationsBank, or any successor or replacement bank, as issuer of Letters of Credit in accordance with
         Article 4 hereof;

                  "Landlord Waivers" means, collectively, each of the Landlord Waivers delivered by the landlord of each material facility leased by the Borrower and any Guarantor listed on Schedule 1 hereto or arising after the Closing Date and delivered by the Borrower and the Guarantors, as applicable, pursuant to Article VI or Section 9.21 hereof, substantially in the form of Exhibit P hereto and incorporated herein by reference;

                  "LC Account Agreement" means the LC Account Agreement dated as of the date hereof between the Borrower and the Agent in the form of Exhibit K-1 hereto, as amended, supplemented or replaced from time to time;

                  "Lease Assignments" means, collectively, each Collateral Assignment of Lease assigning to the Agent each material facility lease of the Borrower and any Guarantor listed on Schedule 1 hereto or entered into after the Closing Date and delivered by the Borrower and the Guarantors, as applicable, pursuant to Article VI hereof to collaterally secure the Borrower's Obligations and the Guarantors' Obligations under the Guaranty, substantially in the form of Exhibit Q hereto and incorporated herein by reference;

                  "Letter of Credit" means any Standby Letter of Credit or Commercial Letter of Credit issued by Issuing Bank for the account of the Borrower as described in Article IV hereof;

                  "Letter of Credit Commitment" means with respect to each Lender, the obligation of such Lender to acquire Participations up to an aggregate stated amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement;

                  "Letter of Credit Facility" means the facilities described in
         Article IV hereof providing for the issuance by Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment;

                  "Letter of Credit Outstandings" means all undrawn amounts of Letters of Credit plus Reimbursement Obligations;

                  "License Agreement" means that certain Distributorship Agreement dated December 15, 1992, as amended thereafter and amended as of the date hereof by that certain Amendment to Distributorship Agreement, each between Bolle America and Bolle SNC pursuant to which Bolle America has received a worldwide unrestricted, non-exclusive license to all of the trademarks, copyrights and patents of Bolle France, which license agreement permits the assignment thereof to the Agent for the benefit of the Lenders and each of its further assignees pursuant to the License Assignment and has a scheduled expiration or termination date occurring on or after the scheduled Facility Termination Date;

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owners of any property which either of them have acquired or hold subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes;

                  "Loan" or "Loans" means any of the Revolving Loans or the Term Loans;

                  "Loan Documents" means this Agreement, the Notes, the Guaranty, the Security Instruments, the Lease Assignments, the Landlord Waivers and all other instruments and documents now or hereafter executed or delivered to and in favor of any Lender or the Agent in connection with the Loans or the Letters of Credit made, issued or created under this Agreement, all as from time to time amended, supplemented or replaced;

                  "Material Adverse Effect" means a material adverse effect on the business, properties, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries on a consolidated basis;

                  "Material Subsidiary" means any direct or indirect domestic Subsidiary of the Borrower which (i) has total assets equal to or greater than 5% of Consolidated Total Assets (calculated as of the most recent fiscal period with respect to which the Agent shall have received financial statements required to be delivered pursuant to Sections 9.1(a) or (b) (or if prior to delivery of any financial statements pursuant to such Sections, then calculated with respect to the Fiscal Year end financial statements referenced in Section 8.6 hereof) (the "Required Financial Information")) or (ii) has pretax income equal to or greater than 5% of Consolidated Pretax Income (each calculated for the most recent period for which the Agent has received the Required Financial Information); provided, however, that notwithstanding the foregoing, the term "Material Subsidiaries" shall mean domestic Subsidiaries of the Borrower that together with the Borrower have assets equal to not less than 95% of Consolidated Total Assets (calculated as described above) and net income of not less than 95% of Consolidated Pretax Income (calculated as described above); provided further that if more than one combination of domestic Subsidiaries satisfies such threshold, then those Subsidiaries so determined to be "Material Subsidiaries" shall be specified by the Borrower;

                  "Moody's" means Moody's Investors Service, Inc.;

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years;

                  "Municipal Obligations" means general obligations issued by, and supported by the full taxing authority of, any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated, in their capacity as issuer of general obligations, in the highest investment rating category by both S&P and Moody's;

                  "NCMI" means NationsBanc Capital Markets, Inc. and its successors.

                  "Net Proceeds" (a) from any Equity Offering means cash payments received by the Borrower therefrom as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance; and (b) from any Asset Disposition or option exercised under the Option Agreement means cash payments received by the Borrower therefrom (including any cash payments received pursuant to any note or other debt security received in connection with any Asset Disposition) as and when received, net of (i) all legal fees and expenses and other fees and expenses paid to third parties and incurred in connection therewith, (ii) all taxes required to be paid or accrued as a consequence of such sale and (iii) with respect to an Asset Disposition only, amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed;

                  "Notes" means, collectively, the Term Notes and the Revolving Notes;

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations, (iii) all liabilities of Borrower to any Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders or the Agent hereunder, under any one or more of the other Loan Documents or otherwise with respect to the Loans;

                  "Option Agreement" means that certain Option Agreement dated November 14, 1996 between the Borrower and The Lantis Corporation, as amended from time to time;

                  "ORC" means ORC Technologies, Inc., a Delaware corporation;

                  "ORC Management" means ORC Management Corporation, a Delaware corporation;

                  "Outstandings" means, at any time of determination, the sum of the Term Loan Outstandings, the Revolving Credit Outstandings and the Letter of Credit Outstandings;

                  "Participation" means, with respect to any Lender (other than Issuing Bank), the extension of credit represented by the participation of such Lender hereunder in the liability of Issuing Bank in respect of a Letter of Credit issued by Issuing Bank in accordance with the terms hereof;

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto;

                  "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which is, or was since October 16, 1992, maintained for employees of the Borrower or any ERISA Affiliate;

                  "Permitted Acquisition" means the Bolle Acquisition, the Related Bolle Acquisitions and each other Acquisition beyond the normal course of business effected with the consent and approval of the board of directors or other applicable governing body of the Person being acquired, and with the duly obtained approval of such shareholders or other holders of equity interest as such Person may be required to obtain, so long as (i) immediately prior to and immediately after the consummation of such Acquisition, no Default or Event of Default has occurred and is continuing, (ii) substantially all of the sales and operating profits generated by such Person (or assets) so acquired or invested are derived from a line or lines of business that are part of the Core Business or complimentary to the Core Business as then conducted by the Borrower and its Subsidiaries, (iii) pro forma historical financial statements as of the end of the most recent month for the trailing twelve month period giving effect to such Acquisition are delivered to the Agent not less than five (5) Business Days prior to the consummation of such Acquisition, together with a certificate of an Authorized Representative demonstrating compliance with Article XI hereof after giving effect to such Acquisition, (iv) the aggregate Cost of Acquisition (excluding the value of any capital stock given as part of the Cost of Acquisition) with respect to any Acquisitions consummated (A) during any Fiscal Year shall not exceed $3,000,000, and (B) during the term of this Agreement shall not exceed $5,000,000 (v) in the event the Person so acquired is not a Subsidiary, the Borrower's strategic plan includes additional permitted investment in such Person sufficient for it to become a Subsidiary and (vi) any Advance to finance an Acquisition otherwise qualifying as a Permitted Acquisition hereunder shall be in compliance with Section 3.15 hereof;

                  "Permitted Indebtedness" has the meaning assigned to such term in Section 10.1 hereof;

                  "Permitted Liens" has the meaning assigned to such term in
         Section 10.2 hereof;

                  "Person" means an individual, partnership, corporation, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof;

                  "Pledged Stock" means (a) all of the capital stock other than the Seller Shares and related rights and interests of each direct and indirect domestic Subsidiary, (b) all of the capital stock and related rights and interests of Eyecare Products Plc owned by the Borrower, and
         (c) 65% of the Voting Stock and 100% of the nonvoting capital stock and related interests and rights of each foreign Subsidiary owned directly by the Borrower or any domestic Subsidiary, in each case now or hereafter pledged by the Borrower and certain Subsidiaries pursuant to the Stock Pledge Agreement;

                  "Preferred Stock" means, collectively, (i) the Deferred Payment Preferred Stock and (ii) the Series A Preferred Stock, which is being issued by the Borrower in connection with the Bolle Acquisition and contains such terms as are set forth in the Certificate of Designations of the Series A Preferred Stock of BEC Group, Inc. filed with the Secretary of State of Delaware on or before the Closing Date;

                  "Prime Rate" means the per annum rate of interest established from time to time by NationsBank as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank to its customers;

                  "Principal Office" means the office of the Agent at NationsBank, National Association, Independence Center, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services, or such other office and address as the Agent may from time to time designate in writing;

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time;

                  "Regulatory Change" means any change in, or the adoption or making of new, United States Federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States Federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy, whether or not having the force of law, whether or not failure to comply therewith would be unlawful;

                  "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by Issuing Bank of proceeds of Loans pursuant to Section 4.2 hereof) for amounts theretofore paid by Issuing Bank pursuant to a drawing under such Letter of Credit;

                  "Related Bolle Acquisitions" means the contemplated acquisitions of substantially all of the capital stock or assets of Bill Bass Optical Pty Ltd., Parhurst Oaks Ltd., Bolle Asia Ltd., Bolle Sunglass Ltd. UK and Bolle (UK) Ltd. which shall occur on or prior to December 31, 1998 pursuant to documentation acceptable in form and substance to the Agent and the Lenders;

                  "Repurchase Agreement" means a repurchase agreement entered into with (i) any financial institution whose debt obligations are rated "A" by either of S&P or Moody's or whose commercial paper is rated "A-1" by S&P or "P-1" by Moody's, or (ii) any Lender;

                  "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating in excess of 50% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal at all times (a) other than following the occurrence and during the continuance of an Event of Default, to the sum of its Revolving Credit Commitment and Term Loan Commitment, and
         (b) following the occurrence and during the continuance of an Event of Default, to the sum of (i) the amount of such Lender's Applicable Commitment Percentage of Term Loan Outstandings plus (ii) the aggregate principal amount of such Lender's Applicable Commitment Percentage of Revolving Credit Outstandings plus (iii) the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings; provided that, for the purpose of this definition only,
         (x) if any Lender shall have failed to fund its Applicable Commitment Percentage of any Advance, the Term Loan Commitment or Revolving Credit Commitment, as applicable, of such Lender shall be deemed reduced by the amount it so failed to fund for so long as such failure shall continue and such Lender's Credit Exposure attributable to such failure shall be deemed held by any Lender making more than its Applicable Commitment Percentage of such Advance to the extent it covers such failure, and if any Lender shall have failed to pay to the Issuing Bank upon demand its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to such Letter of Credit Outstandings shall be deemed to be held by Issuing Bank;

                  "Reserve Requirement" means, at any time, the maximum rate at which reserves (including without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against, in the case of Fixed Rate Loans, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which any Fixed Rate is to be determined or (ii) any category of extensions of credit or other assets which include Fixed Rate Loans. Fixed Rate Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the Agent. Fixed Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "Revolving Credit Commitment" means with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower and to purchase Participations up to an aggregate principal amount at any time outstanding equal to the amount set forth opposite each Lender's name on Exhibit A hereto as the same may be increased or decreased from time to time pursuant to this Agreement;

                  "Revolving Credit Facility" means the facility described in
         Article III hereof providing for Revolving Loans to the Borrower by the Lenders in an aggregate principal amount equal to (i) the Revolving Credit Commitment, less (ii) the aggregate principal amount of Letter of Credit Outstandings;

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding;

                  "Revolving Credit Termination Date" means the earliest to occur of (i) April 30, 2002, or (ii) such earlier date of termination of the Lenders' obligations pursuant to

         Section 12.1 hereof upon the occurrence of an Event of Default, or
         (iii) such date as the Borrower may permanently terminate the Revolving Credit Facility by payment in full of all Obligations thereunder (including the discharge of all obligations of the Issuing Bank and the Lenders with respect to Letters of Credit and Participations) pursuant to Section 3.6 hereof;

                  "Revolving Loan" means a Loan made under the Revolving Credit Facility pursuant to Section 3.1 hereof;

                  "S&P" means Standard & Poor's Rating Group, a division of the McGraw Hill Company, Inc.;

                  "Security Agreement" means, collectively (or individually as the context may indicate), (i) the Security Agreement dated as of the date hereof by the Borrower and each Guarantor to the Agent, and (ii) any additional Security Agreement delivered to the Agent pursuant to
         Section 9.21 hereof, in each case, substantially in the form attached hereto as Exhibit L, as such Security Agreement may be amended, supplemented or replaced from time to time.

                  "Security Instruments" means the Security Agreement, the Intellectual Property Security Agreement, the Stock Pledge Agreement, the Azusa Deed of Trust, the Collateral Assignment of Option Agreement, the Lease Assignments, the Intellectual Property Assignments, the Intercompany Note Assignment, the Subordination Agreement and all other documents and agreements executed and delivered in connection herewith granting to the Lenders Liens on any assets of the Borrower or any Guarantor collaterally to secure payment and performance of the Obligations and obligations under the Guaranty;

                  "Seller Shares" means up to 5% of the total outstanding common stock of Bolle conveyed to the selling shareholders in connection with the Bolle Acquisition;

                  "Segment" means a portion of the Term Loans (a) with respect to which a particular interest rate is (or is proposed to be) applicable and (b) borrowed in either Dollars or French Francs;

                  "Share Purchase Agreement" means that certain Share Purchase Agreement dated June 4, 1997 between Bolle, the Borrower and certain individual shareholders of Bolle France, as amended on or prior to and in effect on the Closing Date;

                  "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA and which is not a Multi-employer Plan;

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                           (i) the fair value of its assets (both at fair
                  valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including, without limitation, Contingent Obligations; and

                           (ii) it is then able and expects to be able to pay
                  its debts as they mature; and

                           (iii) it has capital sufficient to carry on its
                  business as conducted and as proposed to be conducted;

                  "Spot Rate of Exchange" means (i) in determining the Dollar Equivalent Amount of a French Franc amount as of any date, the spot exchange rate determined by the Agent in accordance with its usual procedures for the purchase by the Agent of Dollars with French Francs at approximately 10:00 A.M. on the Business Day that is two (2) Business Days prior to such date, and (ii) in determining the FF Equivalent Amount of a Dollar amount on any date, the spot exchange rate as determined by the Agent in accordance with its usual procedures for the purchase by the Agent of French Francs with Dollars at approximately 10:00 A.M. on the Business Day that is two (2) Business Days prior to such date;

                  "Standby Letter of Credit" means an irrevocable standby letter of credit issued hereunder for the account of the Borrower or any of its Subsidiaries, provided that the expiry date of a Standby Letter of Credit shall not be later than twelve (12) months subsequent to the date of issuance thereof;

                  "Sterling Note" means the Convertible Callable Subordinated Debenture due September 15, 2015 issued by Sterling Vision, Inc. ("Sterling") having a book value of approximately $1,800,000 which is convertible into shares of common stock of Sterling;

                  "Stock Option Plans" means, collectively, the BEC Group, Inc. 1996 Stock Incentive Plan and the BEC Group, Inc. 1996 Employee Stock Purchase Plan;

                  "Stock Pledge Agreement" means, collectively (or individually as the context may indicate), that certain Stock Pledge Agreement dated as of the date hereof between the Borrower, certain Guarantors and the Agent for the benefit of the Agent and the Lenders, and (ii) any additional Stock Pledge Agreement delivered to the Agent pursuant to
         Section 9.21 hereof, in each case, substantially in the form attached hereto as Exhibit G, as such Stock Pledge Agreement may be amended, supplemented or replaced from time to time;

                  "Subordination Agreement" means that certain Subordination Agreement dated as of the date hereof between the Agent, the Borrower and certain Subsidiaries now or hereafter a party thereto, substantially in the form attached hereto as Exhibit U, as such Subordination Agreement may be amended, supplemented or replaced from time to time;

                  "Subordinated Indebtedness" means all Indebtedness evidenced by the 8% Convertible Subordinated Notes due 2002 issued by the Borrower, and all other Indebtedness that is subordinated to the Facilities under its own terms or under any separate agreement of subordination, in each case upon terms satisfactory to the Agent;

                  "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding stock having ordinary voting power or more than 50% of all equity interests is owned or controlled directly or indirectly by the Borrower or by one or more of the Borrower's Subsidiaries at or after the Closing Date;

                  "Swap Agreement" means one or more agreements between the Borrower and a Lender, on terms mutually acceptable to such Borrower and such Lender with respect to Indebtedness evidenced by the Notes, which agreements create Hedging Obligations;

                  "Tavister" means Tavister Limited, a company incorporated in England and Wales (Reg. No. 3381752);

                  "Term Loans" means the Tranche A Term Loan and the Tranche B Term Loan;

                  "Term Loan Commitment" means, with respect to each Lender, the sum of the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment of such Lender;

                  "Term Loan Facility" means the facility described in Article II providing for a Tranche A Term Loan and a Tranche B Term Loan to the Borrower by the Lenders in the aggregate principal amount of the Total Term Loan Commitment;

                  "Term Loan Outstandings" means, as of any date of determination, the sum of the Tranche A Term Loan Outstandings and the Tranche B Term Loan Outstandings;

                  "Term Loan Termination Date" means (i) April 1, 2002 or (ii) such earlier date of termination of Lenders' obligations pursuant to
         Section 12.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily or by mandatory prepayment permanently terminate the Term Loan Facility by payment in full of all Obligations incurred in connection with the Term Loan pursuant to Sections 2.6 or 2.7 hereof;

                  "Term Loan Valuation Date" has the meaning ascribed to such term in Section 2.2(d) hereof;

                  "Term Notes" means the Tranche A Term Notes and the Tranche B Term Notes;

                  "Termination Event" means: (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder; or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section

         4068(f) of ERISA; or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or
         (d) the institution of proceedings to terminate a Pension Plan by the PBGC; or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (f) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (g) the imposition of a Lien pursuant to
         Section 412 of the Code or Section 302 of ERISA; or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA;

                  "Texas Property" means certain real property of the Borrower and all improvements thereon located in Dallas, Texas;

                  "Total Credit Commitment" means the sum of the Total Term Loan Commitment, and the Total Revolving Credit Commitment;

                  "Total FF Loan Commitment" means FF 236,520,000, such amount being the FF Equivalent Amount on the Closing Date of $40,000,000;

                  "Total Letter of Credit Commitment" means $5,000,000;

                  "Total Revolving Credit Commitment" means $40,000,000, as reduced from time to time in accordance with Sections 3.6 and 3.7 hereof;

                  "Total Term Loan Commitment" means the sum of the Total Tranche A Term Loan Commitment and the Total Tranche B Term Loan Commitment;

                  "Total Tranche A Term Loan Commitment" means, with respect to the Lenders as a whole, a principal amount equal to $15,000,000 available in Dollars;

                  "Total Tranche B Term Loan Commitment" means, with respect to the Lenders as a whole, a principal amount equal to FF 88,695,000, such amount being the FF Equivalent Amount on the Closing Date of $15,000,000 available in French Francs;

                  "Tranche A Segment" means any Segment of the Tranche A Term Loan;

                   "Tranche A Term Loan" means the loan made pursuant to the Tranche A Term Loan Facility in accordance with Article II;

                  "Tranche A Term Loan Commitment" means, with respect to each Lender, the obligation of such Lender as set forth in Section 2.1 hereof to make the Tranche A Term Loan to the Borrower in a principal amount equal to such Lender's Applicable

         Commitment Percentage of the Total Tranche A Term Loan Commitment as set forth on Exhibit A;

                  "Tranche A Term Loan Facility" means the facility described in
         Article II providing for the Tranche A Term Loan to the Borrower by the Lenders in the principal amount of the Tranche A Term Loan Commitment;

                  "Tranche A Term Loan Outstandings" means, as of any date of determination, the principal amount of the Tranche A Term Loan then outstanding;

                  "Tranche A Term Notes" means, collectively, the promissory notes of the Borrower evidencing the Tranche A Term Loan executed and delivered to the Lenders as provided in Section 2.9 substantially in the form of Exhibit I-1, with appropriate insertions as to amounts, dates and names of Lenders as the same may be amended, supplemented or replaced from time to time;

                  "Tranche B Segment" means any Segment of the Tranche B Term Loan;

                  "Tranche B Term Loan" means the loan made pursuant to the Tranche B Term Loan Facility in accordance with Article II;

                  "Tranche B Term Loan Commitment" means, with respect to each Lender, the obligation of such Lender as set forth in Section 2.2 hereof to make the Tranche B Term Loan to the Borrower in a principal amount equal to such Lender's Applicable Commitment Percentage of the Total Tranche B Term Loan Commitment as set forth on Exhibit A;

                  "Tranche B Term Loan Facility" means the facility described in
         Article II providing for the Tranche B Term Loan to the Borrower by the Lenders in the principal amount of the Total Tranche B Term Loan Commitment;

                  "Tranche B Term Loan Outstandings" means, as of any date of determination, the principal amount of the Tranche B Term Loan then outstanding;

                  "Tranche B Term Notes" means, collectively, the promissory notes of the Borrower evidencing the Tranche B Term Loan executed and delivered to the Lenders as provided in Section 2.9 substantially in the form of Exhibit I-2, with appropriate insertions as to amounts, dates and names of Lenders as the same may be amended, supplemented or replaced from time to time;

                  "Type" shall mean any type of Loan or Segment bearing interest at a specified rate (i.e., Base Rate Loan, Base Rate Segment, FF LIBOR Rate Loan, FF LIBOR Rate Segment, Eurodollar Rate Loan or Eurodollar Rate Segment).

                  "UCC" means the Uniform Commercial Code of the State of New York, as amended or supplemented from time to time.

                  "Unused Fee" has the meaning assigned to such term in Section 3.13(a) hereof;

                  "Voting Stock" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         SECTION 1.3  RULES OF INTERPRETATION.

                  (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis;

                  (b) Each term defined in Article 1 or 9 of the UCC shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction;

                  (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof;

                  (d) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement;

                  (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require;

                  (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof;

                  (g) References to "including" means including without limiting the generality of any description preceding such term;

                  (h) All dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

                                   ARTICLE II

                                 THE TERM LOANS

         SECTION   2.1        TRANCHE A TERM LOAN.

                  (a) Subject to the terms and conditions of this Agreement, each Lender severally agrees to make an Advance of the Tranche A Term Loan on the Closing Date on a pro rata basis determined by the Tranche A Term Loan Commitment of each Lender. The Tranche A Term Loan shall be available in a single draw at Closing. The principal amount of each Tranche A Segment outstanding hereunder from time to time shall bear interest, at the Borrower's election, at an interest rate per annum at the Base Rate or the Eurodollar Rate; provided, however, that (i) no Eurodollar Rate Segment shall have an Interest Period that extends beyond the Term Loan Termination Date, (ii) each Eurodollar Rate Segment shall be in the minimum amount of $500,000 and, if greater, an integral multiple of $50,000 and (iii) the principal amount of each Eurodollar Rate Segment may, subject to the provisions of Sections 2.3,
         2.6 and 2.7 hereof, be repaid only on the last day of the Interest Period with respect thereto. No amount of the Tranche A Term Loan repaid or prepaid by the Borrower may be reborrowed hereunder, and no Advance of Tranche A Term Loan shall be made by any Lender after the Closing Date.

                  (b) As early as practicable on the Closing Date, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Tranche A Term Loan to be made by it, determined in accordance with Section 2.1(a) hereof, available by wire transfer to the Agent. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of immediately available Dollars. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed by the Authorized Representative and reasonably acceptable to the Agent.

         SECTION   2.2        TRANCHE B TERM LOAN.

                  (a) Subject to the terms and conditions of this Agreement, each Lender severally agrees to make an Advance of the Tranche B Term Loan on the Closing Date on a pro rata basis determined by the Tranche B Term Loan Commitment of each Lender. The Tranche B Term Loan shall be available in a single draw at Closing. The principal amount of each Segment of the Tranche B Term Loan outstanding hereunder from time to time shall bear interest at the FF LIBOR Rate; provided, however, that
         (i) no Tranche B Segment shall have an Interest Period that extends beyond the Term Loan Termination Date, (ii) each Tranche B Segment shall be in the minimum FF Equivalent Amount of $500,000 and, if greater, an integral multiple of the FF Equivalent Amount of $50,000 and (iii) the principal amount of each Tranche B Segment may, subject to the provisions of Sections 2.3, 2.6 and 2.7 hereof, be repaid only on the last day of the Interest Period with respect thereto. No amount of the Tranche B Term Loan repaid or prepaid by the

         Borrower may be reborrowed hereunder, and no Advance of Tranche B Term Loan shall be made by any Lender after the Closing Date.

                  (b) As early as practicable on the Closing Date, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Tranche B Term Loan to be made by it, determined in accordance with Section 2.2(a) hereof, available to the Borrower in French Francs at the Disbursing Bank, to the account of the Agent with the Disbursing Bank. The amount so received by the Disbursing Bank shall, subject to the terms and conditions of this Agreement and upon instruction from the Agent to the Disbursing Bank on or before 10:00 A.M. on the date of such Advance, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account with the Disbursing Bank or otherwise as shall be directed by the Authorized Representative and reasonably acceptable to the Agent.

                  (c) The principal amount outstanding of the Tranche B Term Loan shall be recorded by the Agent in French Francs which recorded amount shall be reduced from time to time by the amount of any principal payments with respect to the Tranche B Term Loan.

                  (d) On the date of any Continuation of a Tranche B Segment pursuant to Section 2.11 hereof and, with respect to any Tranche B Segment having an Interest Period longer than three months, at the end of each three-month period following the first day of such Interest Period (each a "Term Loan Valuation Date"), the Agent shall determine and record the amount of Tranche B Term Loan Outstandings. If the aggregate amount of all Tranche B Term Loan Outstandings and FF Revolving Loan Outstandings exceeds the Total FF Loan Commitment, the Borrower shall, within two Business Days of written notice thereof from the Agent, repay (a "Term Loan Rate Adjustment Payment") the portion of the Tranche B Term Loan or FF Revolving Loans, at the Borrower's election, necessary to ensure that the amount of all Tranche B Term Loan Outstandings and FF Revolving Loan Outstandings does not exceed such Total FF Loan Commitment. Such Term Loan Rate Adjustment Payment shall be accompanied by payment of all amounts due pursuant to Section
         5.5 hereof as a result of such Term Loan Rate Adjustment Payment. The Agent shall maintain records sufficient to identify the outstanding principal amount and Dollar Value of each Tranche B Segment.

         SECTION 2.3 PAYMENT OF PRINCIPAL. Subject to mandatory and optional prepayments provided for in Sections 2.6 and 2.7 hereof, the principal amount of the Term Loans shall be repaid in the Dollar amounts of the Tranche A Term Loan or French Franc amounts of the Tranche B Term Loan, as applicable, and on the dates set forth below in the Applicable Currency; and the entire amount of Term Loan Outstandings shall be due and payable in full on the Term Loan Termination
Date:

                  Due Date                   Tranche A             Tranche B
                  --------                   ---------             ---------

                  July 1, 1998               $   500,000           FF  2,956,500.00
                  October 1, 1998            $   500,000           FF  2,956,500.00
                  January 1, 1999            $   500,000           FF  2,956,500.00
                  April 1, 1999              $   500,000           FF  2,956,500.00
                  July 1, 1999               $   750,000           FF  4,434,750.00
                  October 1, 1999            $   750,000           FF  4,434,750.00
                  January 1, 2000            $   750,000           FF  4,434,750.00
                  April 1, 2000              $   750,000           FF  4,434,750.00
                  July 1, 2000               $1,250,000            FF  4,434,750.00
                  October 1, 2000            $1,250,000            FF  7,391,250.00
                  January 1, 2001            $1,250,000            FF  7,391,250.00
                  April 1, 2001              $1,250,000            FF  7,391,250.00
                  July 1, 2001               $1,250,000            FF  7,391,250.00
                  October 1, 2001            $1,250,000            FF  7,391,250.00
                  January 1, 2002            $1,250,000            FF  7,391,250.00
                  April 1, 2002              $1,250,000            FF 10,347,750.02

         SECTION 2.4 PAYMENT OF INTEREST.

                  (a) The Borrower shall pay interest to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Term Loan made by such Lender for the period commencing on the date of such Term Loan until (but not including) the end of the applicable Interest Period or the date such Term Loan shall be Continued or be otherwise due (i) in the case of the Tranche A Term Loan, at the then applicable Base Rate for Base Rate Segments or applicable Eurodollar Rate for Eurodollar Rate Segments, as elected by the Borrower in the applicable Borrowing Notice or Interest Rate Selection Notice or as deemed elected by the Borrower or otherwise applicable to such Loan as provided herein, such payments to be made in Dollars, and (ii) in the case of the Tranche B Term Loan, at the applicable FF LIBOR Rate, such payments to be made in French Francs; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise) or if any other Event of Default shall have occurred and be continuing hereunder, all amounts outstanding hereunder shall bear interest thereafter at the Default Rate from the date such Event of Default occurred until the date such Event of Default is cured or waived.

                  (b) Interest on the outstanding principal balance of the Term Loans shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed. Interest on the Term Loans shall be paid (i) quarterly in arrears on the last Business Day of each March, June, September and December commencing September 1997, with respect to each Base Rate Segment, (ii) on the last day of the applicable Interest Period for each Fixed Rate Segment and, for any Fixed Rate Segment having an Interest Period extending beyond three (3) months, also on the date occurring every three (3) months after the commencement of such Interest Period, and (iii) on the Term Loan Termination Date.

         SECTION 2.5 MANNER OF PAYMENT.

                  (a) Each payment of principal (including any mandatory or optional prepayment), interest and fees, and any other amount required to be paid to the Lenders with respect to the Term Loans, shall be made to the Agent at the Principal Office for the account of each Lender in Dollars in the case of Tranche A Term Loans and in French Francs in the case of Tranche B Term Loans in immediately available funds on or before 2:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the Dollar Value of any such payment which is not made by such time from any one or more ordinary deposit accounts of the Borrower with the Agent.

                  (b) The Agent shall deem any payment made by or on behalf of the Borrower that is not made (i) in Dollars in the case of the Tranche A Term Loan or in French Francs in the case of the Tranche B Term Loan,
         (ii) in immediately available funds and (iii) prior to 2:30 P.M. on the date such payment is due to be a non-conforming payment. Any such non-conforming payment shall not be deemed to be received by the Agent until the time such funds are paid in the Applicable Currency and become available funds. Any non-conforming payment which conforms to clauses (i) and (ii) above shall be deemed received by the Agent on the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default. The Agent shall give prompt written notice to the Authorized Representative and each of the Lenders (confirmed in writing) if any payment (other than a prepayment) is non-conforming. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding Business Day) at the Default Rate (other than with respect to non-conforming prepayments, with respect to which interest shall continue to accrue on any principal as to which such non-conforming payment is made until such funds become available funds at the Base Rate, the Eurodollar Rate or the FF LIBOR Rate, as applicable) from the date such amount was due and payable until the date such amount is paid in full.

                  (c) In the event that any payment hereunder or under the Term Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) or (iii) of the definition of "Interest Period"; provided, however, that interest shall continue to accrue during the period of any such extension; and provided further, however, that in no event shall any such due date be extended beyond the Term Loan Termination Date.

         SECTION 2.6 OPTIONAL PREPAYMENTS. The Borrower may prepay the Term Loans in whole or in part from time to time on any Business Day, without penalty or premium, upon not less than three (3) Business Days' prior written notice (effective upon receipt) to the Agent, which notice shall be irrevocable. Any prepayment, whether of a Base Rate Segment or a Fixed Rate Segment, shall be made at a prepayment price equal to (i) the amount of principal to be prepaid, plus (ii) all accrued and unpaid interest on the amount so prepaid, to the date of prepayment. All prepayments under this Section 2.6 shall be made in the minimum principal amount of $500,000 (or the FF Equivalent Amount with respect to Tranche B Term Loan) or any integral multiple of $50,000 (or the FF Equivalent Amount with respect to Tranche B Term Loan) in excess thereof (or in the entire remaining principal balance of the applicable Term Loan), and all such prepayments of principal shall be applied to installments of principal in order of their maturity. No such prepayment shall result in the payment of any Fixed Rate Segment other than on the last day of the Interest Period of such Segment unless such prepayment is accompanied by amounts due, if any, under Section 5.5 hereof.

         SECTION 2.7 MANDATORY PREPAYMENTS. In addition to the required payments of principal of the Term Loans set forth in Section 2.3 hereof and any optional payments of principal of the Term Loans effected under Section 2.6 hereof, the Borrower shall make the following required prepayments, each such payment to be made to the Agent for the benefit of the Lenders within the time period specified below and with respect to any prepayment of the Tranche B Term Loan, in the FF Equivalent Amount of the amount due:

                  (a) Asset Dispositions. The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment from the Net Proceeds of any Asset Disposition resulting in Net Proceeds which (i) exceed $200,000 for any single or series of related transactions or
         (ii) when aggregated with all other Net Proceeds from Asset Dispositions received during any Fiscal Year exceed $500,000, in each case, in an amount equal to one hundred percent (100%) of such Net Proceeds in excess of such threshold amounts. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds. Notwithstanding the foregoing, however, there shall be excluded from the calculation of the Net Proceeds for any payment required under this Section 2.7(a) (A) 100% of the Net Proceeds from any disposition of the Texas Property and
         (B) 50% of the Net Proceeds from any disposition of the AAi Preferred Stock;

                  (b) Equity Offerings. In the event that the Consolidated Leverage Ratio exceeds 2.25 to 1.00 for the most recently ended Four-Quarter Period preceding any Equity Offering, the Borrower shall make a prepayment from the Net Proceeds of such Equity Offering in an amount equal to the lesser of (i) 100% of such Net Proceeds or (ii) the amount of such Net Proceeds which would result in a Consolidated Leverage Ratio equal to 2.25 to 1.00 after giving pro forma effect to such prepayment for such Four-Quarter Period. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds. Notwithstanding the foregoing, however, any payment required under this Section 2.7(b) shall not be required to the extent that any Net Proceeds of an Equity Offering are used to repay or redeem all or a portion of the Preferred Stock;

                  (c) Intercompany Notes. In the event that the Consolidated Leverage Ratio exceeds 2.25 to 1.00 for the most recently ended Four-Quarter Period preceding any principal repayment of the Intercompany Notes, the Borrower shall make a prepayment in an amount equal to the lesser of (i) 100% of any principal repayment made on the Intercompany Notes after such Four-Quarter Period or (ii) the amount of such repayment after such Four-Quarter Period made on the Intercompany Notes which would result in a Consolidated Leverage Ratio equal to 2.25 to 1.00 after giving pro forma effect to such prepayment for such Four-Quarter Period. Each such prepayment shall be made within five (5) Business Days of receipt of such repayment and upon not less than three (3) Business Days' written notice to the Agent.

                  (d)      Option Proceeds; Excess Cash Flow.

                           (i) The Borrower shall make a prepayment from the Net
                  Proceeds of any exercise of an option granted under the Option Agreement in an amount equal to 100% of such Net Proceeds. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds.

                           (ii) In the event that (a) the first option under the
                  Option Agreement is not exercised on or prior to December 15, 1997 or Net Proceeds from the first option under the Option Agreement are less than $2,000,000, the Borrower shall make a prepayment on September 15, 1998 in the amount equal to fifty percent (50%) of the Borrower's Excess Cash Flow for the Four-Quarter Period ending on June 30, 1998, and (b) the second option under the Option Agreement is not exercised on or prior to October 15, 1998 or Net Proceeds from the second option under the Option Agreement are less than $2,000,000, the Borrower shall make a prepayment on September 15, 1999 in the amount equal to fifty percent (50%) of the Borrower's Excess Cash Flow for the Four-Quarter Period ending on June 30, 1999. Each such prepayment shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the Net Proceeds from the Option Agreement and Excess Cash Flow.

All mandatory prepayments made pursuant to Section 2.7(a), (b) or (d) hereof shall be applied pro rata to the scheduled installments of principal remaining outstanding under the Term Loans pursuant to Section 2.3 hereof (as adjusted to give effect to any prior payments or prepayments of principal) in inverse order of maturity and any mandatory prepayment made pursuant to Section 2.7(c) hereof shall be applied to scheduled installments of principal remaining outstanding under the Term Loans pursuant to Section 2.3 hereof (as adjusted to give effect to any prior payments or prepayments of principal) in order of maturity. If as a result of the making of any payment required to be made pursuant to this Section
2.7 the Borrower would incur costs pursuant to Section 5.5 hereof in excess of $5,000, it may deposit the amount of such payment with the Agent, for the benefit of the Lenders, in a cash collateral account with and in the name of the Agent established for such purpose pursuant to the terms of a Cash Collateral Account Agreement, as to which the Agent shall have exclusive control, until the end of the applicable Interest Period at which time such payment shall automatically be made. Any prepayment of a Fixed Rate Loan pursuant to this
Section 2.7 other than on the last day of an Interest Period which is not subject to escrow pursuant to the immediately preceding sentence shall be accompanied by the additional payment, if any, required by Section 5.5 hereof.

         SECTION 2.8 BORROWER'S ACCOUNT. The Borrower shall, until the Term Loan Termination Date, continuously maintain the Borrower's Account for the purposes herein contemplated.

         SECTION 2.9 TERM NOTES.

                  (a) The Tranche A Term Loan shall be evidenced by the Tranche A Term Notes payable to the order of each Lender in the respective amount of its Tranche A Term Loan Commitment, which Tranche A Term Notes shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

                  (b) The Tranche B Term Loan shall be evidenced by the Tranche B Term Notes payable to the order of each Lender in the respective amount of its Tranche B Term Loan Commitment, which Tranche B Term Notes shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         SECTION 2.10 INTEREST PERIODS. The Term Loans shall be, at the option of the Borrower specified in the applicable Borrowing Notice or an Interest Rate Selection Notice, comprised of either Fixed Rate Segments or Base Rate Segments. Fixed Rate Segments and Base Rate Segments may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Fixed Rate Loans and Fixed Rate Segments having more than ten (10) different Interest Periods. If the Agent does not receive an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of conversion of any Segment to or Continuation of a Segment as a Fixed Rate Segment by the time prescribed by Section 2.11 hereof, the Borrower shall be deemed to have elected
(a) with respect to any Tranche A Segment, to convert such Segment to (or Continue such Segment as) a Base Rate Segment or (b) with respect to any Tranche B Segment, to Continue such Segment with an Interest Period of one month, in any case until the Borrower notifies the Agent in accordance with Section 2.11 hereof.

         SECTION 2.11 CONVERSIONS AND ELECTIONS OF SUBSEQUENT INTEREST PERIODS.

                  (a) Upon delivery of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on any Business Day, the Borrower may convert any Eurodollar Rate Segment to a Base Rate Segment on the last day of the Interest Period for such Eurodollar Rate Segment; and

                  (b) Provided that no Default or Event of Default shall have occurred and be continuing and subject to the limitations set forth below, the Borrower may upon delivery of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on the date that is three (3) Business Days prior to the date of such conversion:

                           (i) elect a subsequent Interest Period for any Fixed
                  Rate Segment to begin on the last day of the then current Interest Period for such Fixed Rate Segment; and

                           (ii) convert any Base Rate Segment of the Tranche A
                  Term Loan to a Eurodollar Rate Segment on any Business Day.

         Each election and conversion pursuant to this Section 2.11 shall be subject to the limitations on Eurodollar Rate Loans and FF LIBOR Rate Loans set forth in the definition of "Interest Period" herein and in Sections 2.1 and 2.10 and Article V hereof. All such Continuations or Conversions of Segments shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         SECTION 2.12 PRO RATA PAYMENTS. Except as otherwise provided herein,
(a) each payment on account of the principal of and interest on the Tranche A Term Loan shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages of the Total Tranche A Term Loan Commitment, (b) each payment on account of the principal of and interest on the Tranche B Term Loan shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages of the Total Tranche B Term Loan Commitment, (c) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, set-off, recoupment or counterclaim, and (d) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

         SECTION 2.13 USE OF PROCEEDS. The proceeds of the Term Loans hereunder shall be used by the Borrower (i) for working capital, (ii) to finance capital expenditures permitted hereunder, (iii) to finance the Bolle Acquisition, (iv) to finance the Related Bolle Acquisitions and (v) for other lawful corporate purposes.



                                   ARTICLE III

                                 REVOLVING LOANS

         SECTION 3.1 REVOLVING LOANS.

                  (a) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances of Dollar Revolving Loans in Dollars or FF Revolving Loans in French Francs (as specified in the respective Borrowing Notice) to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding a Dollar Value equal to the Revolving Credit Commitment of such Lender; provided, however, that the Lenders will not be required and shall have no obligation to make any Advance under the Revolving Credit Facility (i) so long as any condition set forth in
         Section 7.2 hereof is not satisfied or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; provided, further, however, that immediately after giving effect to each such Advance, (A) the Dollar Value of all Revolving Credit Outstandings plus the Dollar Value of Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment,
         (B) the Dollar Value of all Outstandings shall not exceed the Total Credit Commitment and (C) if such Advance is a FF Revolving Loan, the amount of FF Revolving Loan Outstandings plus Tranche B Term Loan Outstandings shall not exceed the Total FF Loan Commitment. Within such limits, the Borrower may borrow, repay and reborrow hereunder, on a Business Day, from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (y) no Fixed Rate Revolving Loan shall be made which has an Interest Period that extends beyond the Revolving Credit Termination Date and (z) each Fixed Rate Revolving Loan may, subject to the provisions of Section 5.5, be repaid only on the last day of the Interest Period with respect thereto.

                  (b) Records and Valuation. The principal amount of any Advance of a Dollar Revolving Loan shall be recorded in the Agent's records in Dollars and the principal amount of any Advance of a FF Revolving Loan shall be recorded in the Agent's records in French Francs and such recorded amount shall be reduced from time to time by the amount of any principal payments with respect to such Advance. On the date of any Continuation of a FF LIBOR Rate Loan pursuant to Section 3.11 hereof and, with respect to any FF Revolving Loan having an Interest Period longer than three months, at the end of each three-month period following the first day of such Interest Period (each a "FF Revolving Loan Valuation Date"), the Agent shall determine and record the Dollar Value of all Revolving Credit Outstandings. If (A) the aggregate amount of all FF Revolving Loan Outstandings and Tranche B Term Loan Outstandings exceeds the Total FF Loan Commitment or (B) the Dollar Value of all Revolving Credit Outstandings plus the Dollar Value of all Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment, the Borrower shall, within two Business Days of written notice thereof from the Agent, repay (a "Revolving Loan Rate Adjustment Payment") the portion of FF Revolving Loans or, at the election of the Borrower in the case of clause (A) above, the Tranche B Term Loan necessary to ensure that the aggregate amount of all FF Revolving Loan Outstandings and Tranche B Term Loan Outstandings does not exceed the Total FF Loan Commitment and that the Dollar Value of all Revolving Credit Outstandings plus the Dollar Value of all Letter of Credit Outstandings does not exceed the Total Revolving Credit Commitment. Such Revolving Loan Rate Adjustment Payment shall be accompanied by payment of all amounts due pursuant to Section 5.5 hereof as a result of such Revolving Loan Rate Adjustment Payment. The Agent shall maintain records sufficient to identify the outstanding principal amount and Dollar Value of all Revolving Credit Outstandings.

                  (c) Amounts. Each Revolving Loan made, Converted or Continued, unless made in accordance with Section 3.2(f) hereof, shall be (i) in the case of Dollar Revolving Loans, in a principal amount of at least $500,000, and, if greater than $500,000, an integral multiple of $50,000, and (ii) in the case of FF Revolving Loans, in a principal amount of the FF Equivalent Amount of at least $500,000, and if greater than $500,000, the FF Equivalent Amount of an integral multiple of $50,000.

         SECTION 3.2 ADVANCES AND RATE SELECTION.

                  (a) An Authorized Representative shall give the Agent (a) irrevocable telephonic notice of each Fixed Rate Revolving Loan, whether representing an additional Advance hereunder or the conversion of borrowings hereunder from Base Rate Revolving Loans to Eurodollar Rate Revolving Loans or the election of a subsequent Interest Period for any Fixed Rate Revolving Loan, prior to 10:30 A.M. at least three
         (3) Business Days prior to the day such Advance is to be made or such Loan is to be Converted or Continued; and (b) irrevocable telephonic notice of each Base Rate Revolving Loan representing an additional Advance hereunder or the conversion of borrowings hereunder from Eurodollar Rate Revolving Loans to Base Rate Loans prior to 10:30 A.M. on the day such Advance is to be made or such Loan is to be converted. Each such notice, which shall be effective upon receipt by the Agent, shall specify the amount of the Advance, the Applicable Currency, the type of Loan (Base Rate or Fixed Rate), the date of the Advance and, if a Fixed Rate Revolving Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice no later than 12:00 noon on the same day received by telefacsimile transmission in the form of a Borrowing Notice for additional Advances, or in the form of an Interest Rate Selection Notice for the selection or conversion of interest rates for outstanding Revolving Loans, in each case with appropriate insertions, but failure to provide such confirmation shall not affect the validity of such telephonic notice.

                  (b) Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 12:00 P.M. on the same day as the Agent's receipt of such notice.

                  (c) In the case of Advances of Dollar Revolving Loans, not later than 2:00 P.M. on the date specified for each borrowing under this Section 3.2, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of each Dollar Revolving Loan to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Agent.

                  (d) In the case of Advances of FF Revolving Loans, not later than 10:00 A.M. on the date specified for each Advance, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make each FF Revolving Loan to be made by it on such day available to the Borrower in French Francs at the Disbursing Bank, to the account of the Agent with the Disbursing Bank. The amount so received by the Disbursing Bank shall, subject to the terms and conditions of this Agreement and upon instruction from the Agent to the Disbursing Bank on or before 10:00 A.M. on the date of such Advance, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's account with the Disbursing Bank.

                  (e) The Borrower shall have the option to elect the duration of the initial and any subsequent Interest Periods and to convert the Revolving Loans in accordance with Section 3.11 hereof. Fixed Rate Revolving Loans and Base Rate Revolving Loans may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Fixed Rate Loans and Fixed Rate Segments having more than ten (10) Interest Periods. If the Agent does not receive a notice of election of duration of an Interest Period or to convert by the time prescribed hereby and by Section 3.11 hereof, the Borrower shall be deemed to have elected (i) with respect to any Dollar Revolving Loan, to Convert to or Continue such Dollar Revolving Loan as a Base Rate Loan or (ii) with respect to any FF Revolving Loan, to Continue such FF Revolving Loan with an Interest Period of one month, in any case until the Borrower otherwise notifies the Agent in accordance herewith and with Section
         3.11 hereof.

                  (f) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit prior to the Revolving Credit Termination Date, notice of such drawing and resulting Reimbursement Obligation shall be provided promptly by Issuing Bank to the Agent and the Agent shall provide notice to each Lender and the Borrower by telephone. If such notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 1:00 p.m. on any Business Day, the Borrower shall be deemed to have requested, and each Lender shall, pursuant to the conditions of this Agreement, make an Advance in Dollars as a Base Rate Loan under the Revolving Credit Facility in the amount of such Lender's Applicable Commitment Percentage of such Reimbursement Obligation and shall pay such amount to the Agent for the account of Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If notice to the Lenders is given by the Agent after 1:00 P.M. on any Business Day, the Borrower shall be deemed to have requested, and each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make an Advance in Dollars as a Base Rate Loan under the Revolving Credit Facility in the amount of such Lender's Applicable Commitment Percentage of such Reimbursement Obligation and shall pay such amount to the Agent for the account of Issuing Bank at the Principal Office in Dollars and in immediately available funds before 12:00 noon on the next following Business Day. Such Base Rate Loan shall continue unless and until the Borrower converts such Base Rate Loan in accordance with the terms of Section 3.11 hereof.

         SECTION 3.3 PAYMENT OF INTEREST.

                  (a) The Borrower shall pay interest to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Loan made by such Lender for the period commencing on the date of such Revolving Loan until (but not including) the end of the applicable Interest Period or the date such Revolving Loan shall be due (i) in the case of Dollar Revolving Loans, at the Eurodollar Rate or the Base Rate, as elected by the Borrower in the applicable Borrowing Notice of Interest Rate Selection notice or as deemed elected by the Borrower or otherwise applicable to such Revolving Loan as provided herein, such payment to be made in Dollars, and (ii) in the case of FF Revolving Loans, at the applicable FF LIBOR Rate, such payments to be made in French Francs; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise) or if any other Event of Default shall have occurred and be continuing hereunder, all amounts outstanding hereunder shall bear interest thereafter at the Default Rate from the date such Event of Default occurred until the date such Event of Default is cured or waived.

                  (b) Interest on the outstanding principal balance of each Revolving Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed. Interest on each Revolving Loan shall be paid (i) with respect to Base Rate Revolving Loans, quarterly in arrears on the last Business Day of each March, June, September and December commencing September 1997, (ii) with respect to Fixed Rate Revolving Loans, on the last day of the applicable Interest Period for each Fixed Rate Revolving Loan and for any Fixed Rate Revolving Loan having an Interest Period extending beyond three (3) months, also on the date occurring every three (3) months after the commencement of such Interest Period, and (iii) upon payment in full of the principal amount of such Revolving Loan.

         SECTION 3.4 PAYMENT OF PRINCIPAL.

                  (a) The principal amount of all Revolving Credit Outstandings shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or as otherwise expressly provided herein, in the Applicable Currency in which such amount was borrowed. The principal amount of Base Rate Revolving Loans may be prepaid in whole or in part at any time without premium or penalty. The principal amount of Fixed Rate Revolving Loans may only be prepaid at the end of the applicable Interest Period, unless the Borrower shall pay to the Agent for the account of the Lenders the amount, if any, required under Section 5.5 hereof.

                  (b) In the event any payment of principal is made prior to the Revolving Credit Termination Date, an Authorized Representative shall give the Agent irrevocable telephonic notice of any payment of a Fixed Rate Revolving Loan prior to 10:30 A.M. at least three (3) Business Days prior to the date such payment is to be made and of any payment of a Base Rate Revolving Loan prior to 10:30 A.M. on the day such payment is to be made. Written confirmation of each notice shall be provided to the Agent in accordance with the terms therefor set forth in Section 3.2(a) hereof with respect to

         Advances and the selection of interest rates. Such notice shall specify
         (a) the date the payment will be made, (B) the amount of such repayment and (C) the Loan to which such payment relates. All prepayments made by the Borrower shall be in the minimum amount of $500,000 (or the FF Equivalent Amount with respect to FF Revolving Loans) or an integral multiple of $50,000 (or the FF Equivalent Amount with respect to FF Revolving Loans) in excess thereof, or such other amount as necessary to comply with this Section 3.4 or with the covenants set forth in
         Article XI hereof or the remaining principal amount outstanding, if less than such amounts.

         SECTION 3.5 MANNER OF PAYMENT.

                  (a) Each payment of principal (including any mandatory or optional prepayment), interest and fees, and other amounts required to be paid to the Lenders with respect to the Revolving Loans, shall be made to the Agent at the Principal Office, for the account of each Lender's applicable Lending Office, in Dollars in the case of Dollar Revolving Loans and in French Francs in the case of FF Revolving Loans, in immediately available funds before 2:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the Dollar Value of any such payment which is not made by such time from any one or more ordinary deposit accounts, if any, of the Borrower with the Agent.

                  (b) The Agent shall deem any payment by or on behalf of the Borrower hereunder that is not made (i) in Dollars in the case of Dollar Revolving Loans and in French Francs in the case of FF Revolving Loans, (ii) in immediately available funds and (iii) prior to 2:30 P.M. on the date payment is due to be a non-conforming payment. Any such non-conforming payment shall not be deemed to be received by the Agent until the time such funds are paid in the Applicable Currency and become available funds. Any non-conforming payment which conforms to clauses (i) and (ii) above shall be deemed received by the Agent on the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default. The Agent shall give prompt notice to the Authorized Representative and each of the Lenders (confirmed in writing) if any payment (other than a prepayment) is non-conforming. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding Business Day) at the Default Rate after the occurrence and during the continuance of an Event of Default (other than with respect to non-conforming prepayments, with respect to which interest shall continue to accrue on any principal as to which such non-conforming payment is made until such funds become available funds at the Base Rate, the Eurodollar Rate, or the FF LIBOR Rate as applicable) from the date such amount was due and payable until the date such amount is paid in full.

                  (c) In the event that any payment hereunder or under the Revolving Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (B) of the definition of "Interest Period;" provided that interest shall continue to accrue during the period of any such extension; and provided further, however, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

         SECTION 3.6 VOLUNTARY COMMITMENT REDUCTIONS. The Borrower shall have the right from time to time (but not more frequently than once during any fiscal quarter of the Borrower), upon not less than five (5) Business Days written notice from an Authorized Representative to the Agent, to reduce the Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day, telephonic notice (confirmed in writing) of any such reduction. Each such reduction shall be in the amount of $2,000,000 (or the FF Equivalent Amount with respect to FF Revolving Loans) or an integral multiple of $500,000 (or the FF Equivalent Amount with respect to FF Revolving Loans) in excess thereof and shall permanently reduce the Total Revolving Credit Commitment and the Revolving Credit Commitment of each Lender pro rata. No such reduction shall be permitted that results in the payment of any Fixed Rate Revolving Loan other than on the last day of the Interest Period of such Loan unless such prepayment is accompanied by amounts due, if any, under Section 5.5 hereof. Each reduction of the Revolving Credit Commitment shall be accompanied by payment of the principal amount of the Revolving Credit Outstandings to be so reduced pursuant to the notice delivered in accordance with this Section 3.6 to the extent that the sum of the Dollar Value all Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. A reduction of the Total Revolving Credit Commitment to zero and payment by the Borrower of all Obligations (including the payment of all Term Loan Outstandings and the discharge of all obligations of Issuing Bank and the Lenders with respect to Letters of Credit and Participations) shall, subject to the terms and conditions of Section 15.7 hereof, be deemed a cancellation and termination of this Agreement (other than with respect to Sections 4.2(g), 9.14, 13.7, 15.4 and 15.8 hereof, which shall survive any such termination).

         SECTION 3.7 INCREASE AND DECREASE IN AMOUNTS. The amount of the Revolving Credit Commitment which shall be available to the Borrower shall be reduced by the aggregate amount of all Revolving Credit Outstandings and Letter of Credit Outstandings and shall be reinstated (subject to Sections 3.4 and 3.6 hereof) as such Revolving Credit Outstandings and Letter of Credit Outstandings are reduced.

         SECTION 3.8 BORROWER'S ACCOUNT. The Borrower shall continuously maintain the Borrower's Account until the Revolving Credit Termination Date.

         SECTION 3.9 NOTES. Revolving Loans made by each Lender shall be evidenced by a Revolving Note payable to the order of such Lender in the amount of its Applicable Commitment Percentage of the Total Revolving Credit Commitment, which Revolving Notes shall be dated the Closing Date or such later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         SECTION 3.10 PRO RATA PAYMENTS. Except as otherwise provided herein, each payment and prepayment on account of the principal of and interest on the Revolving Loans and the fees described in Section 3.12 hereof shall be made to the Agent for the account of the Lenders in the aggregate amount payable to the Lenders pro rata based on their Applicable Commitment

Percentages. All payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees shall be made without set-off or counterclaim. The Agent will promptly distribute such payments received to the Lenders as provided for herein.

         SECTION 3.11 CONVERSIONS AND ELECTIONS OF SUBSEQUENT INTEREST PERIODS.

                  (a) Upon delivery of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on any Business Day, the Borrower may convert all or a part of Eurodollar Rate Revolving Loans to Base Rate Revolving Loans on the last day of the Interest Period for such Eurodollar Rate Revolving Loans; and

                  (b) Provided that no Default or Event of Default shall have occurred and be continuing, the Borrower may upon delivery of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on the date that is three (3) Business Days prior to the date of a conversion:

                            (i) elect a subsequent Interest Period for all or a
                  portion of Fixed Rate Revolving Loans to begin on the last day of the current Interest Period for such Fixed Rate Revolving Loans; or

                            (ii) convert Base Rate Revolving Loans to Eurodollar
                  Rate Revolving Loans on any Business Day.

         Each election and conversion pursuant to this Section 3.11 shall be subject to the limitations on Eurodollar Rate Loans and FF LIBOR Rate Loans set forth in the definition of "Interest Period" herein and in Sections 3.1, 3.2 and
Article V hereof. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         SECTION 3.12 UNUSED FEE. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a quarterly unused fee (the "Unused Fee") equal in amount to the product of the Applicable Unused Fee multiplied by the average daily amount by which Total Revolving Credit Commitment exceeds the sum of the Dollar Value of all Revolving Credit Outstandings and all Letter of Credit Outstandings for such period. Payments of the Unused Fee shall be due in arrears on the last Business Day of each March, June, September and December for the three month period then ended beginning September 1997 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of the Unused Fee until such Lender shall make available such portion. The Unused Fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

         SECTION 3.13 ADDITIONAL FEES. In addition to any fees described above, the Borrower agrees to pay to the Agent and Issuing Bank such other fees as may be agreed to in a separate writing or writings.

         SECTION 3.14 DEFICIENCY ADVANCES. No Lender shall be responsible for any default of any other Lender (a "defaulting Lender") in respect of such other Lender's obligation to make any Loan hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, any other Lender (an "advancing Lender") may in its discretion, but shall not be obligated to, advance under its Revolving Credit Commitment all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such defaulting Lender would have been entitled had it made such advance under its applicable Revolving Credit Commitment; provided that, upon payment to the advancing Lender from the defaulting Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the advancing Lender by the Borrower on each Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the advancing Lender from the Federal Reserve Bank, then such payment shall be credited against the applicable Revolving Credit Commitment of the advancing Lender in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from the defaulting Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon.

         SECTION 3.15 USE OF PROCEEDS. The Revolving Credit Facility shall be used by the Borrower (i) for working capital, (ii) to finance capital expenditures (excluding Acquisitions) permitted hereunder, (iii) to finance the Bolle Acquisition, (iv) to finance the Related Bolle Acquisitions and the proposed Acquisition disclosed to the Agent and the Lenders prior to the Closing Date collectively by an Advance or series of Advances in an aggregate amount not to exceed $10,000,000 and (v) for other lawful general corporate purposes (excluding Acquisitions).



                                   ARTICLE IV

                                LETTERS OF CREDIT

         SECTION 4.1 LETTERS OF CREDIT. Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request and for the account of Borrower, to issue from time to time Letters of Credit upon delivery to Issuing Bank of an Application and Agreement for Letter of Credit in form and content reasonably acceptable to Issuing Bank; provided, that the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment. No Letter of Credit shall be issued by Issuing Bank with an expiry date or payment date occurring subsequent to the fifth Business Day preceding the Revolving Credit Termination Date. Issuing Bank shall not be required to issue any Letter of Credit if, immediately after giving effect thereto, the sum of all Revolving Credit Outstandings and Letter of Credit Outstandings would exceed the Total Revolving Credit Commitment; provided that the Letters of Credit previously issued may remain outstanding until their respective expiry dates.

         SECTION 4.2 REIMBURSEMENT.

                  (a) The Borrower hereby unconditionally agrees immediately to pay to Issuing Bank on demand at the Principal Office all amounts required to pay all drafts drawn and honored under Letters of Credit and all reasonable expenses incurred by Issuing Bank in connection with Letters of Credit and in any event and without demand to place in possession of Issuing Bank sufficient funds to pay all debts and liabilities arising under any Letter of Credit; provided that to the extent permitted by Section 3.2(d) hereof, such amounts shall be paid pursuant to Advances under the Revolving Credit Facility. The Borrower's obligation to pay Issuing Bank under this Section 4.2, and Issuing Bank's right to receive such payment, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation the unavailability of any Advance under the Revolving Credit Facility. Issuing Bank shall give the Borrower prompt written notice of any request for a draw under a Letter of Credit. In the event an Advance under the Revolving Credit Facility is not available, Issuing Bank may charge any account the Borrower may have with it for any and all amounts Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by Issuing Bank and the Borrower. The Borrower agrees to pay Issuing Bank interest on any amounts paid by the Issuing Bank in connection with drafts drawn and honored under Letters of Credit when due hereunder, and which is not paid pursuant to Advances under the Revolving Credit Facility as herein contemplated, at the Default Rate from the date of such drawing to the date such amount is paid in full.

                  (b) In accordance with the provisions of Section 3.2 hereof, Issuing Bank shall notify the Agent and the Borrower of any drawing under any Letter of Credit as promptly as practicable following the receipt by Issuing Bank of such drawing.

                  (c) Each Lender (other than Issuing Bank) shall automatically acquire on the date of issuance thereof a Participation in the liability of Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay Issuing Bank under Section 4.2(a) hereof, each Lender (other than Issuing Bank) thereby shall, as hereinafter described, absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to Issuing Bank, its Applicable Commitment Percentage of the liability of Issuing Bank under such Letter of Credit.

                           (i) Prior to the Revolving Credit Termination Date,
                  each Lender (other than Issuing Bank) shall, subject to the terms and conditions of Article III, make a Revolving Loan bearing interest at the Base Rate to the Borrower by paying to the Agent for the account of Issuing Bank at the Principal Office in Dollars and in immediately available funds an amount equal to its Applicable Commitment

                  Percentage of any Reimbursement Obligation, all as described in and pursuant to Section 3.2(d).

                           (ii) With respect to drawings under any Letter of
                  Credit for which a Revolving Loan is not made as set forth in clause (i) above, each Lender (other than Issuing Bank) upon receipt from the Agent of notice of a drawing in the manner described in Section 3.2(f), shall promptly pay to the Agent for the account of Issuing Bank, prior to the applicable time set forth in Section 3.2(f) for the making of an Advance by such Lender, its Applicable Commitment Percentage of such drawing. Simultaneously with the making of each such payment by a Lender to the Agent for the account of Issuing Bank, such Lender shall, automatically and without any further action on the part of Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest) in the related Reimbursement Obligation of the Borrower.

                           (iii) Each Lender's obligation to make payment to the
                  Agent for the account of Issuing Bank pursuant to this Section 4.2(c), and the right of Issuing Bank to receive the same, shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of the Issuing Bank in full upon such request as required by this
                  Section 4.2(c), such Lender shall, on demand, pay to the Agent for the account of Issuing Bank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 4.2(c) hereof until such Lender pays such amount to the Agent for the account of Issuing Bank in full at the interest rate per annum for overnight borrowings by Issuing Bank from the Federal Reserve Bank.

                           (iv) In the event the Lenders have purchased
                  Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment of such Reimbursement Obligation, in whole or in part, is received by Issuing Bank from the Borrower, Issuing Bank shall pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

                  (d) Promptly following the end of each calendar month, Issuing Bank shall deliver to the Agent, and the Agent shall deliver to each Lender, a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such month. Upon the request of any Lender from time to time, Issuing Bank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to Letter of Credit Outstandings.

                  (e) The issuance by Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 7.2 hereof, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to Issuing Bank consistent with the then current practices and procedures of Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as Issuing Bank shall have reasonably requested consistent with such practices and procedures. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto.

                  (f) The Borrower agrees that Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

                  (g) Without duplication of Section 15.8 hereof, the Borrower hereby agrees to defend, indemnify and hold harmless Issuing Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the party to be indemnified. The provisions of this Section 4.2(g) shall survive the Facility Termination Date.

                  (h) Without limiting Borrower's rights as set forth in Section 4.2(g) above, the obligation of the Borrower to immediately reimburse the Agent for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreements for Letters of Credit, notwithstanding the following circumstances:

                            (i) any lack of validity or enforceability of the
                  Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related Documents");

                            (ii) any amendment or waiver of or any consent to or
                  departure from all or any of the Related Documents;

                            (iii) the existence of any claim, setoff, defense or
                  other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), Agent, Lenders or any other Person, whether in connection with the Loan Documents, the Related Documents or any unrelated transaction;

                            (iv) any breach of contract or other dispute between
                  the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), Agent, Lenders or any other Person;

                            (v) any draft, statement or any other document
                  presented under the Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; or

                            (vi) any delay, extension of time, renewal,
                  compromise or other indulgence or modification granted or agreed to by Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement.

         SECTION 4.3 LETTER OF CREDIT FEE. The Borrower agrees to pay to the Agent, (a) for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, quarterly in arrears on the last Business Day of each March, June, September and December, beginning September 1997, a fee (i) for each Standby Letter of Credit, equal to the product of the average daily amount available to be drawn on such Letter of Credit during such three month period multiplied by the Applicable Margin and (ii) for each Commercial Letter of Credit, equal to the product of the stated amount of such Commercial Letter of Credit outstanding during any portion of such three month period multiplied by the Applicable Margin, and (b) for the Issuing Bank, 0.125% per annum based on the aggregate amount available to be drawn on each outstanding Letter of Credit. Such fees shall be calculated on the basis of a year of 360 days for the actual number of days during which Letters of Credit are outstanding.

         SECTION 4.4 ADMINISTRATIVE FEES. The Borrower shall pay to Issuing Bank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as Issuing Bank and the Borrower shall agree from time to time.



                                    ARTICLE V

                             CHANGE IN CIRCUMSTANCES


         SECTION 5.1 INCREASED COST AND REDUCED RETURN.

         (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

                         (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Fixed Rate Loans, its Note, or its obligation to make Fixed Rate Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Fixed Rate Loans (other than franchise taxes and taxes imposed on the overall income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                        (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate or the FF LIBOR Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Revolving Credit Commitment and Term Loan Commitment of such Lender hereunder; or

                       (iii) shall impose on such Lender (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Fixed Rate Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Fixed Rate Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 5.1(a) the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 5.4 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

         (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis for such reduction.

         (c) Each Lender shall promptly notify the Borrower and the Agent in writing of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 5.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 5.1 shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         SECTION 5.2 LIMITATION ON TYPES OF LOANS. If on or prior to the first day of any Interest Period for any Fixed Rate Loan:

                  (a) the Agent reasonably determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Interbank Offered Rate for such Interest Period; or

                  (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate or FF LIBOR Rate will not adequately and fairly reflect the cost to the Lenders of funding such Fixed Rate Loans for such Interest Period;

then the Agent shall give the Borrower prompt written notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day of the then current Interest Period for each outstanding Loan of the affected Type, (i) with respect to FF LIBOR Rate Loans, repay such Loan and (ii) with respect to Eurodollar Rate Loans, either prepay such Loan or Convert such Loan into another Type of Loan in accordance with the terms of this Agreement.

         SECTION 5.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund any Fixed Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof and (a) such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be terminated until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 5.4 shall be applicable) and
(b) such Lender's obligation to make or Continue FF LIBOR Rate Loans shall be suspended and the Borrower shall repay to such Lender all outstanding FF LIBOR Rate Loans owed to such Lender, together with interest accrued thereon and amounts required under Section 5.5 hereof, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such FF LIBOR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such FF LIBOR Rate Loans.

         SECTION 5.4 TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make a Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Eurodollar Rate Loans shall be suspended pursuant to Section
5.1 or 5.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 5.3 hereof, on such earlier date as such Lender may specify in writing to the Borrower with a copy to the Agent) and, unless and until such Lender gives written notice as provided below that the circumstances specified in Section 5.1 or 5.3 hereof that gave rise to such Conversion no longer exist:
                  (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 5.1 or 5.3 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section 5.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Revolving Credit Commitments.

         SECTION 5.5 COMPENSATION. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion of a Fixed Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 12.1) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by a Borrower for any reason (including, without limitation, the failure of any condition precedent specified in
         Article VII to be satisfied) to borrow, Convert, Continue, or prepay a Fixed Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         SECTION 5.6 TAXES. (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof, other than to the extent such income or franchise tax is imposed solely as a result of the activities of the Agent or a Lender pursuant to or in respect of this Agreement or any of the other Loan Documents (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If a Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.6) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Borrower shall furnish to the Agent, at its address referred to in Section 15.1, the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 5.6) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which eliminates withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from tax on payments pursuant to this Agreement or any of the other Loan Documents.

         (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section 5.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 5.6(a) or 5.6(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

         (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 5.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

         (g) Within thirty (30) days after the date of any payment of Taxes, the applicable Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

         (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 5.6 shall survive the Facility Termination Date.



                                   ARTICLE VI

                                    SECURITY

         SECTION 6.1 SECURITY INTEREST. As security for the full and timely payment and performance of all Obligations, the Borrower shall, and shall cause each Material Subsidiary to, on or before the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Security Agreement, the Intellectual Property Security Agreements, the Lease Assignments, the Landlord Waivers, the Intellectual Property Assignments, the Collateral Assignment of Option Agreement, the License Assignment, the Intercompany Note Assignment, and such duly executed and filed Uniform Commercial Code financing statements sufficient to grant to the Agent a valid, duly perfected security interest in the Collateral described therein, subject to no prior Liens other than Permitted Liens, and do all things necessary in the opinion of the Agent and its counsel to grant and continue to the Agent for the benefit of the Lenders a first priority security interest, duly perfected with respect to Collateral governed by the UCC, in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer (other than restrictions on transfer imposed by applicable securities laws and Permitted Liens).

         SECTION 6.2 STOCK PLEDGE. (a) As security for the full and timely payment and performance of (i) all Obligations now existing or hereafter arising, and (ii) certain Guarantors' obligations under the Guaranty, the Borrower and each Subsidiary owning any Pledged Stock shall on or before the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Stock Pledge Agreement together with certificates representing such Pledged Stock and such stock powers duly executed in blank as may be required by the Agent in accordance with the terms hereof and thereof. In addition to any Stock Pledge Agreement required to be delivered pursuant to
Section 9.21 hereof, the Borrower and each Subsidiary hereby agree to pledge to the Agent for the benefit of the Lenders 100% of the capital stock and related interests and rights of any domestic Subsidiary hereafter acquired or created and 65% of the Voting Stock and 100% of the non-voting common stock and related interests and rights of any foreign Subsidiary owned by the Borrower or any domestic Subsidiary hereafter acquired or created and, in each case, to deliver to the Agent a Stock Pledge Agreement substantially in the form of Exhibit G hereto within thirty (30) days of the acquisition or creation of such Subsidiary.

         SECTION 6.3 GUARANTY. To guarantee the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower shall cause the Guaranty to be delivered by each Material Subsidiary, in form and substance reasonably acceptable to the Agent, on or before the Closing Date. The Borrower hereby agrees to cause a Guaranty to be delivered by any hereafter acquired or created Material Subsidiary or upon any previously existing Person becoming a Material Subsidiary pursuant to the terms of Section 9.21 hereof.

         SECTION 6.4 LEASE ASSIGNMENTS. As security for the full and timely payment and performance of (a) all Obligations now existing or hereafter arising, and (b) the Guarantors' obligations under the Guaranty, the Borrower and each Material Subsidiary shall deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Lease Assignments. The Lease Assignments shall be delivered on or before the Closing Date and thereafter as any material leased facility arises.

         SECTION 6.5 DEED OF TRUST. As security for the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower shall cause to be delivered the Azusa Deed of Trust to the Agent on the Closing Date, in form and substance reasonably acceptable to the Agent.

         SECTION 6.6 INTELLECTUAL PROPERTY. As security for the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower and each domestic Subsidiary owning any material patents, patent applications, trademarks, trademark registrations and applications therefor, copyrights, copyright registrations and applications therefore or any other material intellectual property, shall deliver to the Agent for the benefit of the Lenders the License Assignment, the Intellectual Property Security Agreements and the Intellectual Property Assignments and opinions of counsel to the Borrower in France as to the validity and enforceability of the License Agreement and the absence of any material tax, fee or other restriction on the licensing of the intellectual property subject to the License Agreement, in form and substance acceptable to the Agent and the Lenders.

In addition to any Intellectual Property Security Agreement required to be delivered pursuant to Section 9.21 hereof, the Borrower hereby agrees to pledge, or cause to be pledged, all intellectual property interests and licenses hereafter acquired or created and owned by the Borrower or any applicable domestic Subsidiary within thirty (30) days of the acquisition or creation of such intellectual property or license.

         SECTION 6.7 INTERCOMPANY NOTE ASSIGNMENT. As security for the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower shall deliver the Intercompany Note Assignment to the Agent for the benefit of the Lenders. The Borrower hereby agrees to assign, or cause to be assigned, all Intercompany Notes.

         SECTION 6.8 FURTHER ASSURANCES. At the request of the Agent, the Borrower will, and will cause each Material Subsidiary to, execute by its duly authorized officers, alone or with the Agent, any certificate, instrument, statement or document and will procure any such certificate, instrument, statement or document (and pay all connected costs) which the Agent reasonably deems necessary to create or preserve the Liens (and the perfection and priority thereof) of the Agent for the benefit of the Lenders contemplated hereby and by the other Loan Documents.


                                   ARTICLE VII

                              CONDITIONS PRECEDENT

         SECTION 7.1 EFFECTIVENESS; CONDITIONS TO ADVANCES AND ISSUANCE OF LETTERS OF CREDIT. The effectiveness of this Agreement and the obligation of the Lenders to make the Term Loans and to make the Advances of the Revolving Loans and of Issuing Bank to issue the Letters of Credit is subject to the satisfaction of the following conditions precedent:

                  (a) the Agent shall have received on or before the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

                           (i) executed originals of this Agreement and each of
                  the other Loan Documents, together with all schedules and exhibits thereto;

                           (ii) favorable written opinions of counsel to the
                  Borrower and the Guarantors (including opinions of local U.S. counsel, local counsel in the United Kingdom and France (with respect to the License Agreement only) and special U.S. intellectual property counsel as to issues relating to the Collateral) dated the Closing Date, addressed to the Agent and the Lenders and reasonably satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the forms set forth in Exhibit N attached hereto and incorporated herein by reference;

                           (iii) resolutions of the board of directors or other
                  appropriate governing body (or of the appropriate committee thereof) of the Borrower, certified by its vice president, secretary or assistant secretary or other appropriate officer as of the Closing Date, appointing the initial Authorized Representative and approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution, delivery and performance thereof;

                           (iv) resolutions of the board of directors or other
                  appropriate governing body (or of the appropriate committee thereof) of each Guarantor, certified by its secretary, assistant secretary, vice president or other appropriate officer as of the Closing Date approving and adopting the Loan Documents to be executed on behalf of such Guarantor and authorizing the execution, delivery and performance thereof;

                           (v) specimen signatures of officers of the Borrower
                  executing the Loan Documents on behalf of the Borrower, certified by the secretary, assistant secretary, vice president or other appropriate officer of the Borrower;

                           (vi) specimen signatures of officers of each
                  Guarantor executing the Loan Documents on behalf of such Guarantor, certified by the secretary, assistant secretary, vice president or other appropriate officer of such Guarantor;

                           (vii) certificate of the Borrower and each Guarantor
                  under the Existing Credit Agreement as to the absence of any change to and the continued effectiveness of the bylaws and certificate of incorporation of each of the Borrower and the Guarantors delivered to the Agent in connection with the closing of the Existing Credit Agreement and certified copies of the charter documents and bylaws of each Guarantor not a party to a Subsidiary Guaranty under the Existing Credit Agreement;

                           (viii) with respect to the Borrower and each
                  Guarantor, certificates issued as of a recent date by the Secretary of State or other appropriate Governmental Authority of its jurisdiction of incorporation as to its due existence and good standing therein;

                           (ix) with respect to the Borrower and each Guarantor,
                  appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued as of a recent date by the Secretary of State or other appropriate Governmental Authority of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business would reasonably be expected to result in a Material Adverse Effect;


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
                           (x) stock certificates representing all of the shares
                  of Pledged Stock with undated stock powers executed in blank for each certificate;

                           (xi) original Intercompany Notes with undated
                  endorsements executed in blank for each Intercompany Note;

                           (xii) commitments for policies insuring title to the
                  Azusa Property with such endorsements as may be reasonably requested by the Agent;

                           (xiii) copies of title exceptions with respect to the
                  Azusa Property, acceptable in form and substance to the Agent;

                           (xiv) current as-built surveys of the Azusa Property
                  and surveyor's affidavits;

                           (xv) flood certificates and evidence of flood
                  insurance for any Mortgaged Property in a federally designated flood zone;

                           (xvi) Borrower's affidavit for the Mortgaged
                  Property;

                           (xvii) notice of appointment of the initial
                  Authorized Representative of the Borrower in the form of Exhibit C hereto;

                           (xviii) certificate of an Authorized Representative
                  dated the Closing Date demonstrating compliance with the financial covenants contained in Article XI hereof, all as of the immediately preceding Determination Date, substantially in the form of Exhibit O attached hereto;

                           (xix) evidence of insurance required by the Loan
                  Documents other than policies for director and officer indemnification insurance and immaterial policies issued to Subsidiaries;

                           (xx) environmental information with respect to the
                  owned real property of the Borrower and its Subsidiaries, as reasonably requested by the Agent;

                           (xxi) Landlord Waivers and Lease Assignments for each
                  of the Borrower's or any Subsidiary's leased facilities;

                           (xxii) a copy of the License Agreement certified as
                  true and correct by an Authorized Representative;

                           (xxiii) financial statements of the Borrower and its
                  Subsidiaries required to be delivered pursuant to Section 8.6 hereof and a pro forma balance sheet as at the Closing Date of the Borrower and its Subsidiaries on a consolidated basis giving effect to the Bolle Acquisition and the transactions contemplated thereby;

                           (xxiv) financial statements of Bolle France for the
                  fiscal year 1996, including balance sheets, income and cash flow statements prepared in conformity with French GAAP and certified by independent public accountants of recognized national standing with an unqualified opinion;

                           (xxv) tax returns of Bolle France for the two
                  immediately preceding fiscal years;

                           (xxvi) a Borrowing Notice or Interest Rate Selection
                  Notice;

                           (xxvii) all fees payable by the Borrower on the
                  Closing Date to the Agent, Issuing Bank and the Lenders;

                           (xxviii) UCC-1 Financing Statements, duly executed by
                  the Borrower and each of the Guarantors and in proper form for filing, for all locations required by applicable law to perfect the lien of the Agent and the Lenders under the Security Agreement as a first priority lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements;

                           (xxix) a certificate of an officer of the Borrower
                  reasonably satisfactory to the Agent and the Lenders as to the matters set forth in Section 7.1(b) below;

                           (xxx) such other documents, instruments, certificates
                  and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby.

                  (b)      Each of the following shall have occurred or be true:

                           (i) The Agent and NCMI shall have completed all due
                  diligence with respect to the Borrower and its Subsidiaries in scope and determination satisfactory to NationsBank and NCMI in their sole discretion;

                           (ii) There shall not be any action, suit,
                  investigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that would reasonably be expected to have a Material Adverse Effect on the financings or any other transactions contemplated hereby, the Borrower or its business or operations, Bolle France, or the Bolle Acquisition;

                           (iii) The Borrower shall be in compliance with all
                  existing financial and material contractual obligations before and, immediately after giving effect to the financings and other transactions contemplated hereby;

                           (iv) The Borrower, its domestic Subsidiaries and any
                  other Guarantor shall have received all government, shareholder and third-party approvals, consents and waivers, and shall have made or given all necessary filings and notices, as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any court or other Governmental Authority or arbitral authority, (B) any charter or other organizational document or bylaws of the Borrower or any Guarantor or (C) any agreement, document or instrument to which any of the Borrower or any domestic Subsidiary or any other Guarantor is a party or by which any of them or their properties is bound, if such default, conflict or violation would reasonably be expected to result in a Material Adverse Effect; and all applicable waiting periods shall have expired without any action being taken or threatened in writing by any authority that could restrain, prevent or impose any material adverse conditions on the making of the Term Loan or the Revolving Loans, or other transactions contemplated hereby, and no law or regulation shall be applicable which would reasonably be expected to have a Material Adverse Effect;

                  (c) In the good faith judgment of the Agent and the Lenders:

                           (i) Other than as set forth on Schedule 7.1(c), there
                  shall not have occurred a material adverse change in the business, assets, revenues, operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole since December 31, 1996 or in the assumptions, facts or information contained in the financial statements, budgets, projections or pro forma balance sheets most recently delivered to the Agent by the Borrower;

                           (ii) There shall not have occurred and be continuing
                  a material adverse change in the market for syndicated credit facilities similar in nature to the Facilities or a material disruption of, or a material adverse change in, financial, banking or capital market conditions, in each case as determined by the Agent in its reasonable discretion; and

                           (iii) All financial reports received by the Agent
                  with respect to the Borrower and the reasonableness and accuracy of all financial projections shall be reasonably satisfactory.

                  (d) In the sole discretion of the Agent and NCMI, with respect to the Bolle Acquisition:

                           (i) the total cash consideration shall not be greater
                  than the Total Term Loan Commitment plus $4,000,000 (the "Additional Cash") which shall be available under the Revolving Credit Facility;

                           (ii) there shall not have occurred any change in the
                  business, assets, condition (financial or otherwise) or cash flow of Bolle France or in the facts and information relating to Bolle France that would reasonably be expected to have a material adverse effect;

                           (iii) the Bolle Acquisition shall not have a Material
                  Adverse Effect on the Borrower and its Subsidiaries;

                           (iv) all conditions precedent to the consummation of
                  the Bolle Acquisition as set forth in the Share Purchase Agreement have been satisfied (other than the tender of cash consideration) and not waived without the approval of the Agent including all consents and approvals of third parties and upon the tendering of the cash proceeds from the Term Loan Facility and the Additional Cash, the Bolle Acquisition will be effective;

                           (v) the Agent and the Lenders shall have been
                  authorized to rely on the opinions of counsel to the Borrower and Bolle France as to all matters contained in such opinions regarding the Bolle Acquisition;

                           (vi) the Agent shall have received a copy of the
                  fully executed Share Purchase Agreement and all other related documents, instruments and agreements requested by the Agent certified as true and complete by an Authorized
                  Representative;

                           (vii) the Agent and NCMI shall have completed all due
                  diligence deemed necessary with respect to the business, operations, financial conditions and prospects of Bolle France.

                           (viii) the terms of the Preferred Stock and any other
                  securities issued or consideration tendered or liability assumed by the Borrower in connection with the Bolle Acquisition shall be acceptable;

                  (e) the Agent shall have received a Certificate of an officer of the Borrower as to the occurrence or truth of each of items (a) above.

         SECTION 7.2 CONDITIONS OF ALL ADVANCES AND ISSUANCES OF LETTERS OF CREDIT AFTER THE CLOSING DATE. The obligations of the Lenders to make any Advance or to Convert or Continue the interest rates thereof pursuant to Sections 2.10 or 3.11 (other than any Conversion required by Sections 5.1, 5.2 or 5.3 hereof), and of Issuing Bank to issue Letters of Credit hereunder, on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                  (a) the Agent shall have received a notice of such borrowing or request as required by Section 3.1 hereof;

                  (b) the representations and warranties of the Borrower set forth in Article VIII hereof and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, Conversion, Continuation or issuance of such Letters of Credit, as the case may be, with the same effect as though such representations and warranties had been made on and as of such date, except (i) to the extent that such representations and warranties expressly relate to an earlier date, (ii) that the representations and warranties set forth in Section 8.4 and 8.5 shall be deemed to include and take into account any merger or consolidation permitted under
         Section 10.4 hereof or otherwise permitted in accordance with the terms hereof, and (iii) that the financial statements referred to in Section 8.6(a) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 9.1 hereof;

                  (c) in the case of the issuance of a Letter of Credit, Borrower shall have executed and delivered to Issuing Bank an Application and Agreement for Letter of Credit in form and content reasonably acceptable to Issuing Bank together with such other instruments and documents as it shall reasonably request;

                  (d) at the time of each such Advance, Conversion, Continuation or issuance of each Letter of Credit, as the case may be, no Default or Event of Default shall have occurred and be continuing;

                  (e) immediately after issuing any Letter of Credit, the aggregate Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment; and

                  (f) immediately after giving effect to any Revolving Loan or Letter of Credit, the sum of the Dollar Value of all Revolving Credit Outstandings and all Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment, the sum of all FF Revolving Credit Outstandings and Tranche B Term Loan Outstandings shall not exceed the Total FF Loan Commitment, and the Dollar Value of each Lender's Applicable Commitment Percentage of Revolving Loans and Participations shall not exceed its Revolving Credit Commitment.

                  (g) in addition to the requirements of Section 10.3 hereof, in the event the proceeds of such Advance under the Revolving Credit Facility are to be used to finance an Acquisition, the Agent and each Lender shall have received not less than fifteen (15) Business Days prior to the date such Advance is to be made:

                           (i) historical audited financial statements of the
                  Person to be acquired (or, if audited statements of such Person have not been prepared prior to such Acquisition in its normal course of business, the financial statements of such Person that have been prepared) for its two (2) most recently completed fiscal years, including consolidated balance sheets as of the end of each such year and related consolidated statements of operations, and, if available, cash flows and shareholders' equity for each such year; provided, however, that in the case of certain asset acquisitions for which there are no corresponding financial statements, this clause (i) will not apply;

                           (ii) a consolidated pro forma balance sheet of the
                  Borrower and its Subsidiaries and related pro forma consolidated statement of operations, in each case giving effect to such Acquisition, as of the end of the most recently completed Fiscal Year and in form and substance reasonably acceptable to the Agent;

                           (iii) consolidated financial projections on a pro
                  forma basis for the Borrower and its Subsidiaries giving effect to such Acquisition for the three-year period immediately following the consummation of such Acquisition, in form and substance reasonably acceptable to the Agent; provided, however, that in no event shall delivery of such projections constitute a representation or warranty of the Borrower that its consolidated financial results for, and consolidated financial condition at the end of, the period for which such projections were prepared shall meet or exceed such projections; and

                           (iv) a certificate of an Authorized Representative as
                  to the absence of any Default or Event of Default and demonstrating compliance with Article IX of this Agreement, in each case for the most recently ended fiscal quarter after giving effect to such Acquisition on a pro forma basis;

         and in the event the Required Lenders shall fail to give written notice to the Borrower of any objection to the form or substance of such financial statements and certificate within ten (10) Business Days following receipt thereof, the same shall be deemed acceptable to the Agent and the Lenders. In addition, the Agent and the Lenders shall receive copies of the principal documents relating to such Acquisition, to the extent the same are available, together with the financial information described in clauses (i) through (iv) above or as soon thereafter as practicable.


                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

         All Subsidiaries acquired in connection with the Bolle Acquisition and as to which the representations and warranties referenced in Section 8.20 hereof are applicable shall be deemed excluded from the meaning of the terms "Subsidiary" and "Subsidiaries" for the purposes of making the representations and warranties contained in this Article VIII (other than Section 8.20 hereof) on the Closing Date only. Such Subsidiaries shall be included in the meanings of such terms at all time after the Closing Date that the representations and warranties contained in this Article VIII are given.

         The Borrower represents and warrants (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans and issuance of Letters of Credit) with respect to itself and to its Subsidiaries as follows:

         SECTION 8.1 ORGANIZATION AND AUTHORITY.

                  (a) The Borrower and each Subsidiary is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation;

                  (b) the Borrower and each Subsidiary (i) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (ii) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

                  (c) the Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

                  (d) each Guarantor has the power and authority to execute, deliver and perform the Guaranty and the Security Agreement and to execute, deliver and perform each of the other Loan Documents to which it is a party; and

                  (e) when executed and delivered, and, with respect to the Intellectual Property Security Agreement, upon filing and satisfaction of the express conditions to effectiveness therein, each of the Loan Documents to which the Borrower or any Guarantor is a party will be the legal, valid and binding obligation or agreement, as the case may be, of the Borrower and such Guarantor, as applicable, enforceable against it in accordance with its respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of remedies (whether in a proceeding at law or in equity);

         SECTION 8.2 LOAN DOCUMENTS. The execution, delivery and performance by the Borrower and each Guarantor of each of the Loan Documents to which it is a party:

                  (a) have been duly authorized by all requisite corporate action (including any required shareholder action) of the Borrower or such Guarantor, as applicable, required for the lawful execution, delivery and performance thereof;

                  (b) do not violate any provisions of (i) any law, rule or regulation applicable to the Borrower or such Guarantor which violation would reasonably be expected to have a Material Adverse Effect, (ii) any order of any court or other agency of government binding on the Borrower or such Guarantor, or their respective


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
         properties, or (iii) the charter documents, documents of organization or governance or bylaws of the Borrower or such Guarantor;

                  (c) will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time, or both, would constitute an event of default, under any indenture, agreement or other instrument to which the Borrower or such Guarantor is a party or by which its properties or assets are bound; and

                  (d) will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower or such Guarantor except Permitted Liens and any Liens in favor of the Agent and the Lenders created by the Loan Documents;

         SECTION 8.3 SOLVENCY. The Borrower and each Guarantor are Solvent after giving effect to the transactions contemplated by this Agreement and the other Loan Documents;

         SECTION 8.4 SUBSIDIARIES AND STOCKHOLDERS. Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule 8.4 hereto, as the same may be hereafter amended; Schedule 8.4, as the same may be hereafter amended, states the authorized and issued capitalization of each Subsidiary listed thereon, the number of shares of each class of capital stock issued and outstanding of each such Subsidiary and the number and/or percentage of outstanding shares (including options, warrants and other rights to acquire any interest) of each such class of capital stock owned by the Borrower or by any such Subsidiary; the outstanding shares of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and the Borrower and each such Subsidiary owns beneficially and of record all the shares it is listed as owning in Schedule 8.4, free and clear of any Lien other than Permitted Liens;

         SECTION 8.5 OWNERSHIP INTERESTS. The Borrower owns no interest in any other Person (excluding Subsidiaries) other than the Persons listed in Schedule
8.5 hereto, as the same may be hereafter amended;

         SECTION 8.6 FINANCIAL CONDITION.

                  (a) The Borrower has heretofore furnished to the Agent the audited consolidated and unaudited consolidating balance sheets of the Borrower and its Subsidiaries as at December 31, 1996, and the notes thereto and the related audited consolidated and unaudited consolidating statements of operations, cash flows, and shareholders' equity for the Fiscal Years then ended as examined and certified by Price Waterhouse, L.L.P. and unaudited interim consolidated financial statements of the Borrower and its Subsidiaries consisting of a consolidated balance sheet and related consolidated statement of operations and cash flows, without notes, for and as of the three-month period ended March 31, 1997. Except as set forth therein, such financial statements (including the notes thereto) present fairly the consolidated financial condition of the Borrower and its Subsidiaries, as of the end of such Fiscal Year and three-month period and results of their operations and the changes in shareholders' equity for such Fiscal Year and three-month period, all in conformity with GAAP applied on a Consistent Basis;

                  (b) Except as set forth on Schedule 7.1(c), since December 31, 1996, there has not occurred any event which has had or would reasonably be expected to have a Material Adverse Effect, and the businesses, properties and operations of the Borrower and its Subsidiaries, considered as a whole, have not been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God;

                  (c) Since December 31, 1996, except as set forth in Schedule
         8.6 or Schedule 8.10 attached hereto, or as permitted under Section
         10.1 hereof, neither the Borrower nor any Subsidiary has incurred, other than in the ordinary course of business, any material Indebtedness or Contingent Obligations that remain outstanding or unsatisfied other than Outstandings hereunder;

         SECTION 8.7 TITLE TO PROPERTIES. The Borrower and its Material Subsidiaries have title to all their respective owned real and personal properties, subject to no transfer restrictions or Liens of any kind, except for
(i) the transfer restrictions and Liens described in Schedule 8.7 attached hereto, (ii) Permitted Liens, (iii) with respect to any personal property that constitutes a security, transfer restrictions imposed under Federal and state securities laws and regulations, and (iv) the lack of title (other than for the Azusa Property) that could not reasonably be expected to have a Material Adverse Effect;

         SECTION 8.8 TAXES. The Borrower and its Subsidiaries have filed or caused to be filed all Federal, state, local and foreign tax returns which are required to be filed by them, other than those returns the failure of which to file could not reasonably be expected to have a Material Adverse Effect and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due unless the failure to pay the same could not reasonably be expected to have a Material Adverse Effect;

         SECTION 8.9 OTHER AGREEMENTS. Neither the Borrower nor any Subsidiary is:

                  (a) a party to any judgment, order or decree or subject to restrictions which would reasonably be expected to have a Material Adverse Effect; or

                  (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Borrower or any Subsidiary is a party, which default has, or if not remedied within any applicable grace period would reasonably be expected to have, a Material Adverse Effect;

         SECTION 8.10 LITIGATION. Except as set forth on Schedule 8.10, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or affecting the Borrower or any Subsidiary or any properties or rights of the Borrower or any Subsidiary, which would reasonably be expected to have a Material Adverse Effect;

         SECTION 8.11 MARGIN STOCK. Neither the Borrower nor any Subsidiary owns any "margin stock" as such term is defined in Regulation U, as amended (12 C.F.R. Part 221), of the Board. The proceeds of the borrowings made pursuant to Articles 2 and 3 hereof will be used by the Borrower and its Subsidiaries only for the purposes set forth in Sections 2.13 and 3.15 hereof. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof;

         SECTION 8.12 INVESTMENT COMPANY. Neither the Borrower nor any Subsidiary is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C.
Section 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower of the transactions contemplated by this Agreement will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

         SECTION 8.13 INTELLECTUAL PROPERTY. The Borrower and its Subsidiaries own or have the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to the conduct of their businesses as now conducted (the "Intellectual Property"), all such Intellectual Property being identified on Schedule 8.13 hereto, without known conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other Person. Each Subsidiary owning any Collateral as defined in the Intellectual Property Security Agreement is a party to the Intellectual Property Security Agreement. All material, patents, licenses, franchises, trademarks, trademark rights, trade names, trade secrets and copyrights of Bolle SNC are listed on the schedules to the Share Purchase Agreement and are subject to the License Agreement.


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
         SECTION 8.14 NO UNTRUE STATEMENT. Neither this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any Guarantor in accordance with or pursuant to any Loan Document contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstances under which such representation or statement was made, in order to make any such representation or statement contained herein or therein not misleading in any material respect;

         SECTION 8.15 NO CONSENTS, ETC. Neither the respective businesses or properties of the Borrower or any Subsidiary, nor any relationship between the Borrower or any Subsidiary and any other Person, nor the execution, delivery and performance of the Loan Documents and the transactions contemplated hereby is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or other authority or any other Person on the part of the Borrower or any Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, this Agreement or the other Loan Documents, including, without limitation, the Bolle Acquisition, or if so, such consent, approval, authorization, filing, registration or qualification has been obtained or effected, or shall have been obtained or effected prior to the Closing Date, as the case may be;

         SECTION 8.16 EMPLOYEE BENEFIT PLANS. Except as set forth in Schedule
8.16 hereof:

                  (a) Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 8.16 attached hereto;

                  (b) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except where failure to comply would not result in a Material Adverse Effect and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under
         Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                  (c) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C), 4063(a) or 4068(f) of ERISA with respect to any Pension Plan;

                  (d) Neither the Borrower nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan or (D) failed to make a required installment or other required payment under
         Section 412 of the Code;

                  (e) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan; and

                  (f) No material proceeding, claim, lawsuit and/or investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan.

         SECTION 8.17 NO DEFAULT. As of the date hereof, there does not exist any Default or Event of Default hereunder.

         SECTION 8.18 ENVIRONMENTAL MATTERS. Except as listed on Schedule 8.18, the Borrower and each Subsidiary is in compliance in all material respects with all applicable Environmental Laws and has been issued and currently maintains all required federal, state and local permits, licenses, certificates and approvals. Neither the Borrower nor any Subsidiary has been notified of any pending or threatened action, suit, proceeding or investigation, and neither the Borrower nor any Subsidiary is aware of any facts, which (a) calls into question, or would reasonably be expected to call into question, compliance by the Borrower or any Subsidiary with any Environmental Laws, (b) seeks, or would reasonably be expected to form the basis of a meritorious proceeding to seek, to suspend, revoke or terminate any license, permit or approval necessary for the operation of the Borrower's or any Subsidiary's business or facilities, or (c) seeks to cause, or would reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any Subsidiary to be subject to any restrictions on ownership, use, occupancy or transferability under any Environmental Law, any of which would reasonably be expected to have a Material Adverse Effect.

         SECTION 8.19 EMPLOYMENT MATTERS. Except as set forth on Schedule 8.19, the Borrower and all Subsidiaries are in compliance with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation, except where noncompliance could not reasonably be expected to have a Material Adverse Effect, and there is neither pending nor, to the knowledge of the Borrower, any threatened litigation, administrative


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
proceeding or investigation in respect of such matters an adverse ruling or determination in which would reasonably be expected to have a Material Adverse Effect.

         SECTION 8.20 BOLLE ACQUISITION. On the Closing Date, each of the representations and warranties contained in Article 6 of the Share Purchase Agreement, including all Exhibits referenced therein and all definitions of defined terms referenced therein, are incorporated herein by reference and given by the Borrower as of the Closing Date, provided that (a) representations and warranties given "at signature" or "upon signature" of the Share Purchase Agreement shall be excluded from this Section 8.20, (b) each reference to the "Seller" therein shall be deemed a reference to the Borrower (or Bolle with respect to matters of stock ownership of Holding B.F. or its subsidiaries), and
(c) each of the representations and warranties contained in Section 6.22 and
6.26 of the Share Purchase Agreement and the exception language contained in
Section 6.15.1 shall be excluded from this Section 8.20.



                                   ARTICLE IX

                              AFFIRMATIVE COVENANTS

         Until the occurrence of the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will and will cause each Guarantor, as applicable, to:

         SECTION 9.1 FINANCIAL REPORTS, ETC.

                  (a) As soon as practical and in any event within 105 days after the end of each Fiscal Year after the Closing Date, deliver or cause to be delivered to the Agent and each Lender (i) the audited consolidated and unaudited consolidating balance sheets of the Borrower and its Subsidiaries, with the notes thereto, and the related audited consolidated and unaudited consolidating statements of earnings, cash flow, and shareholders' equity and the notes thereto, for such Fiscal Year, setting forth in the case of the consolidated statements comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis (except for the consolidating unaudited financial statements with respect to Bolle France, as to which French GAAP shall apply) and containing, with respect to the audited consolidated financial reports, opinions of Price Waterhouse, or other such independent certified public accountants selected by the Borrower and approved by the Agent, which approval shall not be unreasonably withheld, which are unqualified and without an exception not acceptable to the Agent; and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and demonstrating compliance with Article XI of this Agreement, which certificate shall be in the form attached hereto as Exhibit O and incorporated herein by reference;


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
                  (b) as soon as practical and in any event within 60 days after the end of each fiscal quarter beginning with the fiscal quarter ended June 30, 1997, deliver to the Agent and each Lender (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter, and the related consolidated and consolidating statements of earnings, cash flow, and shareholders' equity for such fiscal quarter and for the period from the beginning of the Fiscal Year through the end of such fiscal quarter, accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such fiscal quarter and the results of their operations and the changes in shareholders equity for such fiscal quarter, in conformity with the standards set forth in Section 8.6(a) with respect to interim financials, and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and containing computations for such quarter comparable to that required pursuant to
         Section 9.1(a)(ii);

                  (c) upon the request of the Required Lenders and at the expense of the Lenders unless an Event of Default has occurred and is continuing, deliver to the Agent and each Lender a letter from the Borrower's accountants specified in Section 9.1(a)(i) hereof stating that, in performing the audit necessary to render an opinion on the financial statements delivered under Section 9.1(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); and if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

                  (d) not later than the last Business Day of each Fiscal Year, deliver to the Agent and each Lender consolidated financial projections for the Borrower and its Subsidiaries for the period from the beginning of the next Fiscal Year to the later of the scheduled Revolving Credit Termination Date and the scheduled Term Loan Termination Date, prepared on an annual basis and in accordance with GAAP applied on a Consistent Basis; provided, however, that projections for the Fiscal Year immediately following delivery of such projections shall be prepared on a quarterly basis; provided further, however, that in no event shall delivery of such projections constitute a representation or warranty of the Borrower that its consolidated financial results for, and consolidated financial condition at the end of, the period for which such projections were prepared shall meet or exceed such projections;

                  (e) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which the Borrower or any Subsidiary shall file from and after the date hereof with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower to its shareholders, bondholders or the financial community in general, and (iii) any management letter or other report submitted to the Borrower or any of its


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
         Subsidiaries by independent accountants in connection with any annual, interim or special audit of the Borrower or any of its Subsidiaries; and

                  (f) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding Borrower's and each Subsidiary's operations, business affairs and financial condition as the Agent or such Lender may reasonably request.

         The Agent and the Lenders are hereby authorized to deliver a copy of any such financial information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent to any regulatory authority having jurisdiction over any of the Lenders pursuant to any written request therefor, or, subject to Article XIV hereof, to any other Person who shall acquire or consider the acquisition of a participation interest in or assignment of any Loan or Letter of Credit permitted by this Agreement.

         SECTION 9.2 MAINTAIN PROPERTIES. Maintain all properties necessary to its operations in good working order and condition (ordinary wear and tear excepted) and make all needed repairs, replacements and renewals as are necessary to conduct its business in accordance with customary business practices.

         SECTION 9.3 EXISTENCE, QUALIFICATION, ETC. Do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, trade names, trademarks and permits, except to the extent conveyed in connection with a transaction permitted under Section
10.4 hereof, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary and in which failure to maintain such license, qualification and good standing would reasonably be expected to result in a Material Adverse Effect.

         SECTION 9.4 REGULATIONS AND TAXES. Comply with all statutes and governmental regulations if noncompliance therewith would reasonably be expected to have a Material Adverse Effect and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, might become a Lien against any of its properties that constitute Collateral or a Lien on any other property, except Permitted Liens and any of the foregoing being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established.

         SECTION 9.5 INSURANCE. (a) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards as are customarily insured against by similar businesses owning such properties similarly situated, (b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property having such limits, deductibles, exclusions and co-insurance and other provisions providing no less coverage than that specified in Schedule 9.5 attached hereto, such insurance policies to be in form reasonably satisfactory to the Agent, (c) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes) and (d) maintain all insurance required under the Security Instruments. Each of the policies of insurance described in this
Section 9.5 shall provide that the insurer shall give the Agent not less than thirty (30) days' prior written notice before any such policy shall lapse or be terminated, canceled or materially amended.

         SECTION 9.6 TRUE BOOKS. Keep true books of record and account in which full, true and correct entries shall be made of all of its dealings and transactions in accordance with customary business practices, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

         SECTION 9.7 RIGHT OF INSPECTION. Permit any Person designated by any Lender or the Agent, at the Borrower's expense with respect to any Person designated by the Agent if there has occurred and continues to exist a Default or an Event of Default, and at the requesting Lender's expense in all other circumstances, to visit and inspect any of the properties, corporate books and financial reports of the Borrower and its Subsidiaries, and to discuss their respective affairs, finances and accounts with their principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior notice.

         SECTION 9.8 OBSERVE ALL LAWS. Conform to and duly observe in all material respects all laws, rules and regulations and all other valid requirements of any Governmental Authority the non-observance of which or non-compliance with which would reasonably be expected to have a Material Adverse Effect and obtain and maintain all material licenses, permits, certifications and approvals, as are required for the conduct of the business of the Borrower or any Material Subsidiary.

         SECTION 9.9 COVENANTS EXTENDING TO SUBSIDIARIES. Without duplication, cause each of its Subsidiaries to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 9.2 through 9.8, inclusive.

         SECTION 9.10 OFFICER'S KNOWLEDGE OF DEFAULT. Upon any Authorized Representative or executive officer of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Subsidiary, promptly deliver to the Agent written notice thereof, the period of existence thereof, and what action the Borrower proposes to take with respect thereto.

         SECTION 9.11 SUITS OR OTHER PROCEEDINGS. Upon any Authorized Representative or executive officer of the Borrower obtaining knowledge of any litigation or other proceedings being instituted against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, in an aggregate amount in respect of all such proceedings and processes greater than $500,000 not otherwise covered by insurance, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.


                                       76
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         SECTION 9.12 NOTICE OF DISCHARGE OF HAZARDOUS MATERIAL OR ENVIRONMENTAL
COMPLAINT. Promptly provide to the Agent true, accurate and complete copies of any and all letters, notices, complaints, orders, directives, claims, or citations received by the Borrower or any Subsidiary relating to any (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Laws; (b) release or threatened release into the environment by the Borrower or any Subsidiary, or by any Person handling, transporting or disposing of any Hazardous Material on behalf of the Borrower or any Subsidiary, or at any facility or property owned or leased or operated by the Borrower or a Subsidiary, of any Hazardous Material, except where occurring legally; or (c) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

         SECTION 9.13 ENVIRONMENTAL COMPLIANCE. If the Borrower or any Subsidiary shall receive any letter, notice, complaint, order, directive, claim or citation alleging that the Borrower or any Subsidiary has violated any Environmental Law or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, the Borrower shall, within the time period permitted and to the extent required by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability unless, and only during the period that, the applicability of the Environmental Law, the fact of such violation or liability or what is required to remove or remedy such violation is being contested by the Borrower or the applicable Subsidiary by appropriate proceedings diligently conducted and all reserves with respect thereto as may be required under GAAP, if any, have been made.

         SECTION 9.14 INDEMNIFICATION. The Borrower hereby agrees to defend, indemnify and hold the Agent and the Lenders, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including, without limitation, assessment and cleanup costs and reasonable attorneys', consultants' and other experts' fees and disbursements) arising directly or indirectly from, out of or by reason of (a) the violation of any Environmental Law by the Borrower or any Subsidiary or with respect to any property owned, operated or leased by the Borrower or any Subsidiary or (b) the handling, storage, treatment, emission or disposal of any Hazardous Material by or on behalf of the Borrower or any Subsidiary on or with respect to property owned or leased or operated by the Borrower or any Subsidiary. The provisions of this Section 9.14 shall survive repayment of the Obligations, the occurrence of the Facility Termination Date and expiration or termination of this Agreement.

         SECTION 9.15 FURTHER ASSURANCES. At the Borrower's cost and expense upon request of the Agent, or at the Lenders' cost and expense upon request of the Required Lenders, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, agreements, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.


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
         SECTION 9.16 EMPLOYEE BENEFIT PLANS. With reasonable promptness, and in any event within thirty (30) days, the Borrower will give notice of and/or deliver to Agent copies of (a) the establishment of any new Employee Benefit Plan, the commencement of contributions to any plan to which the Borrower or any of its ERISA Affiliates was not previously contributing or any increase in the benefits of any existing Employee Benefit Plan, (B) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and
(C) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code by the due date.

         SECTION 9.17 TERMINATION EVENTS. Promptly and in any event within ten
(10) days of becoming aware of the occurrence of or forthcoming occurrence of any (a) Termination Event or (b) "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, the Borrower will deliver to Agent a notice specifying the nature thereof, what action the Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

         SECTION 9.18 ERISA NOTICES. With reasonable promptness but in any event within ten (10) days for purposes of clauses (a), (b) and (c), the Borrower will deliver to the Agent copies of (a) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code, (b) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (c) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan and (d) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. The Borrower will notify the Agent in writing within two (2) Business Days of the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

         SECTION 9.19 CONTINUED OPERATIONS. Continue at all times (a) to conduct its business and engage principally in the Core Business or a line or lines of business complimentary to the Core Business and (b) to preserve, protect and maintain free from Liens (other than Permitted Liens) its material patents, copyrights, licenses, trademarks, trademark rights, trade names, trade name rights, trade secrets and know-how necessary or useful in the conduct of its operations.

         SECTION 9.20 USE OF PROCEEDS. Use the proceeds of the Loans solely for the purposes specified in Section 2.13 or 3.15 hereof.


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
         SECTION 9.21 NEW SUBSIDIARIES.

                  (a) In the event of the acquisition or creation of any Subsidiary, cause to be delivered to the Agent for the benefit of the Lenders a Stock Pledge Agreement with respect to the capital stock of such Subsidiary substantially in the form of Exhibit G hereto within twenty (20) Business Days of the acquisition or creation of a Subsidiary; provided, however, that if such Subsidiary is a foreign Subsidiary such pledge of capital stock shall only be required if the owner thereof is the Borrower or a domestic Subsidiary;

                  (b) In the event of the acquisition or creation of any Material Subsidiary, or upon any previously existing Person becoming a Material Subsidiary, cause to be delivered to the Agent for the benefit of the Lenders each of the following indicated to be delivered by such Material Subsidiary within twenty (20) Business Days of the acquisition or creation of a Material Subsidiary or, with respect to an existing Person becoming a Material Subsidiary, within twenty (20) Business Days of delivery of financial statements pursuant to Section 9.1(a) or (b) hereof with respect to the fiscal quarter of the Borrower during which such Person acquired such assets or achieved such net income as to become a Material Subsidiary:

                           (i) a Guaranty executed by such Material Subsidiary,
                  substantially in the form of Exhibit E attached hereto;

                           (ii) a Stock Pledge Agreement with respect to the
                  capital stock of such Material Subsidiary substantially in the form of Exhibit G hereto; provided, however, that if such Material Subsidiary is a foreign Material Subsidiary such pledge of capital stock shall only be required if the owner thereof is the Borrower or a domestic Subsidiary;

                           (iii) a Security Agreement executed by such Material
                  Subsidiary, substantially in the form of Exhibit J attached hereto;

                           (iv) if applicable, Landlord Waivers, Lease
                  Assignments and an Intellectual Property Security Agreement executed by such Material Subsidiary, substantially in the form of Exhibit K attached hereto;

                           (v) an opinion of counsel to such Material Subsidiary
                  dated as of the date of delivery of the other documents required to be delivered pursuant to this Section 9.21 and addressed to the Agent and the Lenders, in form and substance identical to the opinion of counsel delivered pursuant to
                  Section 7.1 hereof with respect to any Guarantor on the Closing Date; and

                           (vi) current copies of the charter or other
                  organizational documents, any bylaws of such Material Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, or appropriate committees thereof (and, if required by such charter or other


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
                  organizational documents, bylaw or by applicable laws, of the shareholders), of such Material Subsidiary authorizing the actions and the execution and delivery and performance of such Guaranty, Security Agreement, Stock Pledge Agreement, Intellectual Property Security Agreement or other agreement required under this Section 9.21 and evidence satisfactory to the Agent (confirmation of the receipt of which will be provided by the Agent to the Lenders) that such Material Subsidiary is Solvent as of such date after giving effect to such Guaranty, Security Agreement, Stock Pledge Agreement, and, if applicable, Intellectual Property Security Agreement.

         SECTION 9.22 HEDGING OBLIGATIONS. Enter into Swap Agreements in an aggregate notional amount reasonably agreed to by the Borrower and the Agent provided that such Swap Agreements are available on terms and conditions reasonably acceptable to the Borrower.

         SECTION 9.23 POST CLOSING VALUATION. Deliver, or cause to be delivered, to the Agent and the Lenders not less than 90 days after closing a written report containing the valuation, conducted by an independent firm of national recognition or otherwise acceptable to the Agent, of the Bolle tradename and trademark worldwide, such valuation to be conducted and reported in form and substance acceptable to the Agent.


                                    ARTICLE X

                               NEGATIVE COVENANTS

         Until the occurrence of the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

         SECTION 10.1 INDEBTEDNESS. Incur, create, assume or permit to exist any Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis, howsoever evidenced, except the following (collectively, the "Permitted Indebtedness"):

                  (a) Indebtedness set forth in Schedule 10.1 attached hereto and incorporated herein by reference and any extension, renewal or refinancing thereof that does not increase the principal amount thereof or interest rate payable thereon from that existing immediately prior to such extension, renewal or refinancing; provided, none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of subordination, repayment or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date; provided further, that the rate of interest payable thereon may change but in no event shall be greater than the interest rate generally available at the date of such amendment, modification or supplement from money center or regional commercial banks to companies of creditworthiness similar to that of the Borrower;


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
                  (b) Indebtedness owing to the Agent or any Lender in connection with this Agreement, any Note or other Loan Document;

                  (c) Indebtedness consisting of Hedging Obligations permitted under Section 10.9 hereof;

                  (d) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                  (e) (i) purchase money Indebtedness and (ii) Indebtedness incurred with respect to financing of Capital Expenditures, collectively under both clause (i) and (ii) not to exceed an aggregate outstanding amount at any time of $3,000,000;

                  (f) Indebtedness of any Guarantor owing to the Borrower or another Guarantor and Indebtedness of the Borrower owing to any Guarantor;

                  (g) Indebtedness of Subsidiaries acquired after the Closing Date, provided that (i) such Indebtedness (A) is recorded in the financial books and records of such Subsidiary prior to such Acquisition, (B) was not incurred by such Subsidiary in anticipation of such Acquisition, (C) is non-recourse to the Borrower and each Guarantor and not subsequently assumed by the Borrower or any Guarantor, and (D) is incurred upon terms determined by the Borrower in its good faith business judgment to be more economically advantageous to the Borrower than the terms of an Advance hereunder or, if not so determined by the Borrower to be more economically advantageous, replaced by an Advance hereunder within 30 days of such Acquisition, and (ii) immediately after such acquisition, no Default or Event of Default has occurred or is continuing;

                  (h) additional unsecured Indebtedness incurred during any Fiscal Year in an aggregate outstanding principal amount not to exceed $1,000,000; provided, however, any such permitted additional Indebtedness not incurred during any Fiscal Year may not be incurred during any subsequent Fiscal Year;

                  (i) Subordinated Indebtedness of up to $10,000,000 the Net Proceeds of which are used exclusively to redeem the Preferred Stock (other than the Deferred Payment Preferred Stock), provided such Subordinated Indebtedness provides for an interest rate no greater than the rate at which dividends are payable with respect to the Preferred Stock and otherwise contains terms of repayment, maturity and other material terms substantially identical to the terms of the Preferred Stock; and

                  (j) unsecured Indebtedness evidenced by the Intercompany Notes and with respect to which the payee thereunder shall have entered into and be subject to the Subordination Agreement and the Intercompany Note Assignment.

Notwithstanding the foregoing, none of the Indebtedness described in clauses
(a), (b), (d), (f), (g) or (i) above shall be permitted to be incurred by Bolle France or Tavister, and in the event


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
that any Indebtedness is incurred by Bolle France or Tavister, such Indebtedness shall not constitute "Permitted Indebtedness" hereunder.

         SECTION 10.2 LIENS. Incur, create or permit to exist any pledge, Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any of its Subsidiaries, including without limitation any capital stock of the Borrower or any of its Subsidiaries, other than any of the following (collectively, the "Permitted Liens"):

                  (a) Liens existing as of the date hereof and as set forth in
         Schedule 8.7 attached hereto, provided, however, that any such Lien that is released after the date hereof may not thereafter re-attach or otherwise become permitted by this Section 10.2(a);

                  (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (c) Liens in respect of purchase money Indebtedness permitted to be incurred pursuant to Section 10.1(e)(i) hereof in connection with the acquisition of certain tangible property; provided that (a) the original principal balance of the Indebtedness secured by such Lien constitutes not less than 80% nor more than 100% of the purchase price of the property acquired and (B) such Lien extends only to the property acquired with the proceeds of the Indebtedness so secured;

                  (d) statutory Liens of landlords who are not subject to a Landlord Waiver and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 90 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (e) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                  (f) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere with the ordinary conduct of the


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
         business of the Borrower or any Subsidiary and do not impair the use of the property to which they attach to the extent that such interference or impairment would reasonably be expected to have a Material Adverse Effect; and

                  (g) Liens on real property securing Indebtedness permitted under Section 10.1(a), (b), (e) or (g) hereof (subject to compliance with subsection (c) above in connection with purchase money Indebtedness).

Notwithstanding the foregoing, none of the Liens described in clauses (c), (e),
(f) or (g) shall be permitted to attach or relate to the Azusa Property and such Liens, to the extent they arise, shall not constitute "Permitted Liens" hereunder; and none of the Liens described in clauses (a) through (g) above shall be permitted to attach or relate to assets of Bolle France or Tavister and in the event any Liens attach to assets of Bolle France or Tavister, such Liens shall not constitute "Permitted Liens" hereunder.

         SECTION 10.3 INVESTMENTS; ACQUISITIONS. Make any Acquisition or otherwise purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that Borrower and its Subsidiaries may:

                  (a) invest in Eligible Securities;

                  (b) maintain investments existing as of the date hereof and as set forth in Schedules 8.4 and 8.5 attached hereto;

                  (c) accept and maintain accounts receivable arising and trade credit granted in the ordinary course of business and retain any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

                  (d) make and maintain loans and advances to and investments in Subsidiaries which are Guarantors;

                  (e) consummate Permitted Acquisitions and Mergers permitted under Section 10.4(a) hereof;

                  (f) make and maintain other loans, advances and investments in an aggregate principal amount at any time outstanding not to exceed $1,000,000.

         SECTION 10.4 MERGER OR TRANSFER OF ASSETS. (a) Except as set forth in
Schedule 10.4 hereto, consolidate with or merge into any other Person, or permit any other Person to merge into it; provided, however, (i) any Subsidiary may merge or transfer all or any part of its assets into or consolidate with the Borrower or any Subsidiary directly or indirectly wholly owned by the Borrower,
(ii) any Subsidiary may merge into another Person that is not a Subsidiary whereby such other Person is the surviving corporation provided that such other Person complies with all the requirements of Section 9.21 as if it is a newly acquired Subsidiary


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and that such merger would be a Permitted Acquisition but for the Subsidiary not being the surviving corporation and (iii) the Borrower or any Subsidiary may make a Permitted Acquisition.

         (b) Sell, lease, transfer or otherwise dispose of any assets, including without limitation any of the capital stock or asset of Bolle, other than (i) dispositions of inventory in the ordinary course of business, (ii) dispositions of equipment which, in the aggregate during any Fiscal Year, have a fair market value or book value, whichever is less, of $250,000 or less which is not replaced by equipment having at least equivalent value, (iii) dispositions of equipment which is replaced with equipment of like kind, function and value, provided the replacement equipment shall be acquired prior to or substantially contemporaneously with any disposition of the Equipment that is to be replaced, and the replacement equipment shall be free and clear of Liens other than Permitted Liens, (iv) dispositions of other assets which, in the aggregate during any fiscal year, have a fair market value or book value, whichever is less, of $250,000 or less, (v) sale or disposition of (A) the Texas Property,
(B) the AAi Preferred Stock and (C) the shares of capital stock of Eyecare Products, and (vi) any Equity Offering of authorized but unissued equity securities the Net Proceeds of which are subject to the terms of Section 2.7(b) hereof except as otherwise provided therein.

         SECTION 10.5 TRANSACTIONS WITH AFFILIATES. Other than transactions permitted under Sections 10.3 and 10.4 hereof, and except as set forth on
Schedule 10.5 hereto, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that the Borrower or any Subsidiary may render services to such Persons for compensation at the same rates generally charged by the Borrower or such Subsidiary and (c) in the ordinary course of and pursuant to the reasonable requirements of the Borrower's (or any Subsidiary's) business consistent with past practice of the Borrower and its Subsidiaries and upon fair and reasonable terms no less favorable to the Borrower (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

         SECTION 10.6 COMPLIANCE WITH ERISA. With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:

                  (a) permit the occurrence of any Termination Event which would result in a liability to the Borrower or any ERISA Affiliate in excess of $500,000;

                  (b) permit the present value of all benefit liabilities under all Pension Plans (except as provided below) to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities (the "Excess Liabilities Value") by more than $500,000;

                  (c) permit any accumulated funding deficiency in excess of $500,000 (as defined in Section 302 of ERISA and Section 412 of the
         Code) with respect to any Pension Plan, whether or not waived;

                  (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $500,000; or

                  (e) engage, or permit any Borrower or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Sections 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $500,000 may be imposed; or

                  (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is in excess of $500,000; or

                  (g) fail, or permit the Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Law and all other applicable laws and the regulations and interpretations thereof.

         SECTION 10.7 FISCAL YEAR. Change its Fiscal Year.

         SECTION 10.8 DISSOLUTION, ETC. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with the merger or consolidation of Subsidiaries into each other or into a Borrower permitted pursuant to Section 10.4 hereof.

         SECTION 10.9 HEDGING OBLIGATIONS. Incur any Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Hedging Obligations, except for Hedging Obligations (a) related to protection against fluctuations in currency exchange rates in an aggregate notional amount to be agreed upon by the Agent and the Borrower and (b) arising under Swap Agreements agreed to in accordance with Section 9.22 hereof; provided, however, in no event shall Hedging Obligations be incurred for speculative or investment purposes.

         SECTION 10.10 DIVIDENDS, REDEMPTIONS AND OTHER PAYMENTS. (a) Declare or pay any cash dividends or make any other payment or distribution on account of its capital stock (other than dividends payable in the ordinary course of business solely in Common Stock) on any shares of stock of any class of the Borrower, including, without limitation, the Preferred Stock, or on any shares of the Deferred Payment Preferred Stock, now or hereafter outstanding, or (b) purchase, redeem (whether mandatory or optional redemption) or otherwise retire any such shares (including, without limitation, shares of the Preferred Stock) or interests in consideration of cash or any debt instrument (whether or not subordinated) ("Restricted

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Debt") or shares of capital stock issued by any Subsidiary of the Borrower
("Restricted Stock"), or apply or set apart any of their assets therefor or make any other distribution (by redemption of capital or otherwise) in respect of any such shares in consideration of cash or Restricted Debt or Restricted Stock, or agree to do any of the foregoing, other than (i) conversion of any of the Borrower's securities into Common Stock which are so convertible in accordance with their terms and (ii) dividends payable by any Subsidiary to another Subsidiary or to the Borrower. Notwithstanding the foregoing, (A) upon the written consent of all of the Lenders, none of the restrictions in this Section
10.10 with respect to any of the Preferred Stock shall be applicable and (B) the Deferred Payment Preferred Stock may be redeemed in accordance with its terms, provided that (I) at such time of redemption, or as a result of such redemption, a Default or Event of Default has not occurred or would not occur, as applicable, and (II) an Advance can be made under the Revolving Credit Facility without the waiver of any condition precedent thereto to finance the entire amount of such redemption and, giving pro forma and actual effect to such Advance, the Total Revolving Credit Commitment shall exceed Revolving Credit Outstandings by not less than $2,000,000.

         SECTION 10.11 DEFAULTS UNDER OTHER AGREEMENTS. Permit any landlord, mortgagee, trustee under deed of trust or lienholder to lawfully declare a default under any lease, mortgage, deed of trust or lien instrument on real estate owned or leased by the Borrower or any Guarantor or permit any landlord to lawfully terminate, prior to the expiration of its term, any leasehold interest of the Borrower or any Guarantor, and any such default or termination (other than with respect to leasehold interests subject to a Lease Assignment), individually or collectively, would reasonably be expected to result in a Material Adverse Effect.

         SECTION 10.12 COMPENSATION; REIMBURSEMENT OF EXPENSES.

                  (a) Pay any salary, fees, and other direct and indirect remuneration and compensation to any of its directors and executive officers in an amount in excess of those amounts paid to directors and executive officers of comparable companies engaged in the same general type of business and in similar financial condition.

                  (b) Reimburse any stockholder, officer, director, employee or agent of the Borrower or any Guarantor for any expenses incurred by such Person other than reasonable expenses incurred for or on behalf of the Borrower or any Guarantor in the ordinary course of business.

         SECTION 10.13 CHANGE IN ACCOUNTANTS. Change its independent public accountants to any Person other than Price Waterhouse, L.L.P., Deloitte & Touche, L.L.P., KPMG Peat Marwick, L.L.P., Arthur Andersen & Co., L.L.P., Coopers & Lybrand, L.L.P. or Ernst & Young, L.L.P.

         SECTION 10.14 LIMITATIONS ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Guarantor of real or personal property which has been or is to be sold or transferred by the Borrower or any Guarantor to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any Guarantor, unless such arrangement is with respect to real property on which a Lien is attached as permitted under Section 10.2(a),
(c) or (g) prior to such arrangement and such Lien was not attached in a related transaction or series of related transactions or in anticipation of such arrangement.

         SECTION 10.15 NEGATIVE PLEDGE CLAUSES. Enter into any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of any of the Borrower or any Guarantor to create, incur, assume or suffer to exist any Lien, security interest or encumbrance upon any of its property, assets or revenues, whether now owned or hereafter acquired.

         SECTION 10.16 CHANGE IN CONTROL. Permit, or become a party to or the subject of any agreement, transaction or related series of transactions pursuant to or as a result of which, (a) any Person or group of Persons, other than Martin E. Franklin, acting in concert, acquires voting control, directly or indirectly, whether by tender offer or in one or more negotiated block or market transactions, of more than twenty-five percent (25%) of the shares of the issued and outstanding Voting Stock of any class of the Borrower having voting rights in the election of directors or (b) Martin E. Franklin shall control, directly or indirectly, less than five percent (5%) of the shares of the issued and outstanding capital stock of any class of the Borrower having such rights, unless such decrease in control shall occur as a result of an increase in the total number of shares outstanding of such class after the date hereof and not by reason of disposition of shares of such class by Martin E. Franklin.

         SECTION 10.17 INTELLECTUAL PROPERTY. Except as set forth in Section
10.19 hereof, cause or permit any of the licenses, trademarks, patents, copyrights, the License Agreement and other intellectual property of the Borrower or its Subsidiaries to be sub-licensed, assigned or transferred or subject to distributorship arrangements, other than to the Agent for the benefit of the Lenders hereunder or, with respect to sub-licenses only, to manufacturers and distributors of Inventory in the ordinary course of business as currently conducted.

         SECTION 10.18 PREFERRED STOCK. Amend, supplement, revise, or otherwise alter in any manner any Certificate of Designation in effect on the Closing Date with respect to any class of Preferred Stock.

         SECTION 10.19 LICENSES. Other than as set forth on Schedule 10.19 hereof, grant, establish, create or permit to exist any license of, or distributorship arrangement of, any of the intellectual property now existing or hereafter arising which is subject to the License Agreement or otherwise material to the business of the Borrower or any subsidiary except for (i) such licenses granted for the limited purpose of conducting sales or marketing promotions in the ordinary course of business of existing or new products for a reasonable, limited time period, (ii) such licenses approved by the Required Lenders in writing prior to the granting thereof within 30 days after request therefor, such approval not to be unreasonably withheld, and (iii) such licenses granted to any Material Subsidiary party to the Intellectual Property


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
Security Agreement who has delivered an appropriate Intellectual Property Assignment executed in blank with respect to such license.


                                   ARTICLE XI

                               FINANCIAL COVENANTS

         Until the Obligations have been paid and satisfied in full and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower and its Subsidiaries on a consolidated basis will not:

         SECTION 11.1 CONSOLIDATED FIXED CHARGE RATIO. Permit at any time during any Four-Quarter Period of the Borrower the Consolidated Fixed Charge Ratio to be less than 1.50 to 1.00.

         SECTION 11.2 CONSOLIDATED LEVERAGE RATIO. Permit at any time during any Four-Quarter Period of the Borrower ending during the periods set forth below, the Consolidated Leverage Ratio at the end of each Four-Quarter Period during such period to be equal to or less than the ratio set forth opposite such period set forth below:

              Closing Date through December 31, 1998       3.25 to 1.00
              January 1, 1999 and thereafter               3.00 to 1.00

         SECTION 11.3 CONSOLIDATED NET WORTH. Permit at any time Consolidated Net Worth to be less than $14,651,000, such amount to be increased as at the first day of each Fiscal Year, beginning with the Fiscal Year ending December 31, 1998, by an amount equal to (a) fifty percent (50%) of Consolidated Net Income during the immediately preceding Fiscal Year, plus (b) one hundred percent (100%) of the Net Proceeds of any Equity Offering consummated during the immediately preceding Fiscal Year; less (c) the amount of any change during the immediately preceding Fiscal Year resulting from the evaluation as required by GAAP of the Borrower's investment in Eyecare Products or in the Sterling Note; provided, however, in no event shall the Consolidated Net Worth requirement be decreased as a result of a net loss of the Borrower and its Subsidiaries (i.e., negative Consolidated Net Income) for any Fiscal Year. Any increase calculated pursuant hereto shall be determined based upon financial statements delivered in accordance with Section 9.1(a) hereof; provided, however such increase shall be deemed effective as of the first day of the Fiscal Year in which such financial statements are delivered.

                                   ARTICLE XII

                                EVENTS OF DEFAULT

         SECTION 12.1 EVENTS OF DEFAULT. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law


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
or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) a default shall be made in the due and punctual payment of the principal of any Loan or Reimbursement Obligation, when and as the same shall be due and payable whether pursuant to any provision of Articles II or III hereof, at maturity, by acceleration or otherwise; or

                  (b) a default shall be made in the due and punctual payment of any amount of interest on any Loan or of any fees or other amounts payable to the Lenders, the Agent or Issuing Bank under the Loan Documents on the date on which the same shall be due and payable; or

                  (c) a default shall be made in the performance or observance of any covenant set forth in Sections 9.10, 9.11, 9.12, 9.18 or Articles X or XI hereof; or

                  (d) if (i) a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for thirty (30) or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or the Borrower becomes aware of such default, or (ii) a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond the applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent or the Lenders or delivered to the Agent or the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or (iii) without the written consent of the Agent, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void, invalid or unenforceable or otherwise cease to be in full force and effect for any reason whatsoever other than the occurrence of the Facility Termination Date; or (iv) the Borrower or any Subsidiary shall assert the invalidity or unenforceability of any of the Loan Documents or (v) any event or condition shall exist which would reasonably be likely to have a material adverse effect on (A) the ability of the Borrower or any Guarantor to pay or perform its obligations, liabilities or indebtedness under any Loan Document or (B) the material rights, powers or remedies of any Lender under any Loan Document or the validity, legality or enforceability thereof; or

                  (e) a default shall occur, which is not waived, (i) in the payment of any principal, interest, premium or other amounts with respect to any Indebtedness (other than the Obligations) of the Borrower or of any Subsidiary, in an amount not less than $1,000,000 in the aggregate outstanding, or (ii) in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and such default shall


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
         continue for more than the period of grace, if any, therein specified, or if such default shall permit the holder of any such Indebtedness to accelerate the maturity thereof; or

                  (f) if any material representation, warranty or other statement of fact contained herein or any other Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any Guarantor pursuant to or in connection with this Agreement or the other Loan Documents, or otherwise, shall be false or misleading in any material respect when given or made; or

                  (g) if the Borrower or any Guarantor shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency, reorganization, bankruptcy, receivership or similar law, domestic or foreign; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute, Federal, state or foreign; or

                  (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Guarantor or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approving a petition filed against the Borrower or any Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or foreign country, province or other political subdivision, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Guarantor or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or foreign country, province or other political subdivision which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any Guarantor takes any action to indicate its consent to or approval of any such proceeding or petition; or

                  (i) if (i) any judgment where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $1,000,000 is rendered against the Borrower or any Guarantor, or (ii) there is any attachment, injunction or execution against any of the Borrower's or any Guarantor's properties for any amount in excess of $1,000,000; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of sixty (60) days; or


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
                  (j) if the Borrower or any Guarantor shall suspend all or any part of its operations and such suspension would reasonably be expected to have a Material Adverse Effect; or

                  (k) if the Borrower or any Subsidiary shall default in the payment of principal, interest, premium or other amounts under any Swap Agreement and such breach shall continue beyond any grace period, if any, relating thereto pursuant to its terms, or the Borrower or any Subsidiary shall disaffirm or seek to disaffirm any Swap Agreement or any of its Hedging Obligations thereunder; or

                  (l) if any default permitting the termination thereof shall occur and be continuing under the License Agreement or if there shall be any amendment or modification thereof in any manner materially adverse to the interests of the Agent and the Lenders thereunder or if the License Agreement shall terminate for any reason or the rights of the Borrower thereunder shall be encumbered, assigned or sublicensed (other than sublicenses to Guarantors) or transferred in any manner.

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                           (A) either or both of the following actions may be
                  taken: (i) the Agent may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders to make further Loans or issue Letters of Credit terminated, whereupon the obligation of each Lender to make further Loans and of Issuing Bank to issue Letters of Credit hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other Obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause
                  (g) or (h) above, then the obligation of the Lenders to make Advances and issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

                           (B) The Borrower shall, upon demand of the Agent or
                  the Required Lenders, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Agent pursuant to the terms of an LC Account Agreement in the form of Exhibit R hereto; and


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
                           (C) the Agent and the Lenders shall have all of the
                  rights and remedies available under the Loan Documents or under any applicable law.

         SECTION 12.2 AGENT TO ACT. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         SECTION 12.3 CUMULATIVE RIGHTS. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         SECTION 12.4 NO WAIVER. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         SECTION 12.5 ALLOCATION OF PROCEEDS. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to this Article 12, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder shall be applied by the Agent in the following order:

                  (a) amounts due to Issuing Bank and the Lenders pursuant to Sections 3.13, 4.3, 9.14, 15.4 and 15.8 hereof;

                  (b) amounts due to (A) Issuing Bank pursuant to Section 4.4 hereof, and (B) to Issuing Bank and/or the Agent pursuant to Section
         3.14 hereof;

                  (c) payments of interest on Loans and Reimbursement
         Obligations;

                  (d) payments of principal on Loans and Reimbursement Obligations;

                  (e) payment of cash amounts to the Agent in respect of Letters of Credit Outstandings pursuant to Section 4.2(a) and 12.1(B) hereof;

                  (f) payment of Obligations owed a Lender or Lenders pursuant to Swap Agreements;


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
                  (g) payments of all other amounts due under this Agreement, if any, to be applied for the ratable benefit of the Lenders; and

                  (h) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.


                                  ARTICLE XIII

                                    THE AGENT

         SECTION 13.1 APPOINTMENT, POWERS, AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 13.5 and the first sentence of Section 13.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents):

                  (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender;

                  (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by the Borrower or any other Person to perform any of its obligations thereunder;

                  (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of the Borrower or any of its Subsidiaries or affiliates;

                  (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and

                  (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct.

The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.


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         SECTION 13.2 RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 13.1 hereof. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         SECTION 13.3 DEFAULTS. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice thereof (i) from the Borrower or (ii) from a Lender specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 13.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         SECTION 13.4 RIGHTS AS LENDER. With respect to its Term Loan Commitment and Revolving Credit Commitment and the Loans made by it, NationsBank (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. NationsBank (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with the Borrower or any of its Subsidiaries or affiliates as if it were not acting as Agent, and NationsBank (and any successor acting as Agent) and its affiliates may accept fees and other consideration from the Borrower or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         SECTION 13.5 INDEMNIFICATION. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 15.8 hereof, but without limiting the obligations


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of the Borrower under such Section) ratably in accordance with their respective
Revolving Credit Commitments and Term Loan Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 15.8, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this Section 13.5 shall survive payment in full of the Loans and all other amounts payable under this Agreement.

         SECTION 13.6 NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of the Borrower or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

         SECTION 13.7 RESIGNATION OF AGENT. The Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         SECTION 13.8 SHARING OF PAYMENTS, ETC. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, set-off, counterclaim or otherwise, obtain payment with respect to its Obligations (other than pursuant to Article V) which results in its receiving more than its pro rata share of the aggregate payments with respect to all of the Obligations (other than any payment expressly provided hereunder to be distributed on other than a pro rata basis and payments pursuant to Article
V), then (a) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Obligations so that the amount of the Obligations held by each of the Lenders shall be pro rata and (b) such other adjustments shall be made from time to time as shall be equitable to insure that the Lenders share such payments ratably; provided, however, that for purposes of this Section 13.8 the term "pro rata" shall be determined with respect to the Term Loan Commitment and Revolving Credit Commitment of each Lender and with respect to the Total Credit Commitments after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Loans and Obligations. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 13.8 shall be rescinded to the extent of such recovery, without interest. The Borrowers expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of the other Lenders' Obligations may exercise all rights of payment (including, without limitation, all rights of set-off, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         SECTION 13.9 FEES. The Borrower agrees to pay to the Agent, for its individual account, an annual Agent's fee as from time to time agreed to by the Borrower and the Agent in writing.


                                   ARTICLE XIV

                         ASSIGNMENTS AND PARTICIPATIONS

         SECTION 14.1 ASSIGNMENTS AND PARTICIPATIONS. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Term Loan Commitment and Revolving Credit Commitment); provided, however, that

                  (i) each such assignment shall be to an Eligible Assignee;

                  (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

                  (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Note;

                  (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance, together with any Note subject to such assignment and a processing fee of $3,500; and

                   (v) an assignment (other than an assignment of 100% of its interest) by NationsBank shall not include any portion of the obligation to issue Letters of Credit.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 5.6.

         (b) The Agent shall maintain at its address referred to in Section 15.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment and Term Loan Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Term Loan Commitment and Revolving Credit Commitment and its Loans); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such participations shall be in a minimum amount of $2,500,000 and shall include an allocable portion of such Lender's Participations, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participant shall be entitled to the benefit of the yield protection provisions contained in
Article V and the right of set-off contained in Section 15.2, and (v) the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the


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Borrowers relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers requiring approval of all the Lenders as set forth in Section 15.5 hereof.)

         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any operating circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).


                                   ARTICLE XV

                               GENERAL PROVISIONS

         SECTION 15.1 NOTICES. All notices shall be in writing, except as to telephonic notices expressly permitted or required herein, and written notices shall be delivered by hand delivery, telefacsimile, overnight courier or certified or registered mail. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against (except as to telephonic or telefacsimile notice) receipt therefor or, in the case of telex, verification by return) at the address set forth below or such other address as such party shall specify to the other parties in writing, or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, addressed to such party at said address:

                  (a) if to the Borrower:

                      BEC Group, Inc.
                      555 Theodore Fremd Avenue
                      Rye, New York 10580
                      Attention:  Mr. Ian G. H. Ashken
                      Telephone:  (914) 967-9400
                      Telefacsimile:  (914) 967-9405

                      with copies to:
                      Kane Kessler, P.C.
                      1350 Avenue of the Americas
                      New York, New York 10019
                      Attention:  Robert L. Lawrence, Esq.
                      Telephone:  (212) 541-6222
                      Telefacsimile:  (212) 245-3009

                  (b) if to the Agent:

                      NationsBank, National Association
                      Independence Center, NC1 001-15-04
                      15th Floor
                      Charlotte, North Carolina 28255
                      Attention:  Dana Weir, Agency Services
                      Telephone:  (704) 388-3917
                      Telefacsimile:  (704) 386-9923

                      with a copy to:
                      NationsBank, National Association
                      Corporate Banking
                      767 Fifth Avenue, 5th Floor
                      New York, New York 10153-0083
                      Attention:Ms. Patricia G. McCormack, Senior Vice President
                      Telephone:  (212) 407-5373
                      Telefacsimile:  (212) 751-6909

                  (c) if to the Lenders:

                      At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance.

         SECTION 15.2 SETOFF. Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 15.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

         SECTION 15.3 SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the expiration of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect until the Facility Termination Date, unless continuing thereafter in accordance with their terms. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in this Agreement, the Notes and the other Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

         SECTION 15.4 EXPENSES. The Borrower agrees (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, this Agreement or any of the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and each of the Lenders for all their reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement and the other Loan Documents, including without limitation, the reasonable fees and disbursements of counsel of the Agent and of each Lender and any payments in indemnification (other than, with respect to any Lender, payments of indemnification arising directly as a result of the gross negligence or willful misconduct of such Lender) or otherwise payable by the Lenders to the Agent pursuant to the Loan Documents and (c) to pay, indemnify and hold the Agent and the Lenders harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement or any other Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement or any other Loan Documents.

         SECTION 15.5 AMENDMENTS. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers and the Required Lenders (and, if Article XI or the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Revolving Credit Commitments or Term Loan Commitments of the Lenders, (ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Term Loan Commitment or Revolving Credit Commitment, (iv) change the percentage of the Term Loan Commitments or the Revolving Credit Commitments or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this
Section 15.5 or any other provision of this Agreement, (v) release any Guarantor or any Liens in favor of the Agent or the Lenders covering any material portion of the Collateral or (vi) change the provisions of Section 2.7 hereof and this
Section 15.5; and provided, further, that no such amendment or waiver that affects the rights, privileges or obligations of the Issuing Bank as issuer of Letters of Credit, shall be effective unless signed in writing by the Issuing Bank;

Notwithstanding any provision of the other Loan Documents to the contrary, as between the Agent and the Lenders, execution by the Agent shall not be deemed conclusive evidence that the Agent has obtained the written consent of the Required Lenders. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         SECTION 15.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one copy of this Agreement containing all original, fully-executed counterpart signature pages.

         SECTION 15.7 TERMINATION. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Facility Termination Date shall have occurred unless such rights continue thereafter in accordance with their terms. The rights granted to the Agent for the benefit of the Lenders hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until the Facility Termination Date shall have occurred unless such rights continue thereafter in accordance with their terms or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive execution hereof until the Facility Termination Date unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment pursuant to the Loan Documents of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         SECTION 15.8 INDEMNIFICATION.

         (a) In consideration of the execution and delivery of this Agreement by the Agent and each Lender and the extension of the Term Loan Commitments, the Revolving Credit Commitments and the Letter of Credit Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, any of the Loan Documents or the matters contemplated therein, or relating to any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or supported by any Letter of Credit, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the gross negligence or willful misconduct of such Indemnified Party, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. This
Section 15.8 supersedes any prior agreements of the parties as to indemnification or limits on liability and the provisions hereof shall survive repayment of the Obligations, the occurrence of the Facility Termination Date and the expiration or termination of this Agreement. The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any Guarantor, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct; provided, however, in no event shall any Indemnified Party be liable for punitive, consequential, indirect or special damages, as opposed to direct damages.

         (b) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 15.8 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

         SECTION 15.9 HEADINGS AND REFERENCES. The headings of the Articles and Sections of this Agreement are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of this Agreement. Words such as "hereof", "hereunder", "herein" and words of similar import shall refer to this Agreement in its entirety and not to any particular Section or provisions hereof, unless so expressly specified. As used herein, the singular shall include the plural, and the masculine shall include the feminine or a neutral gender, and vice versa, whenever the context requires.

         SECTION 15.10 SEVERABILITY. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         SECTION 15.11 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

         SECTION 15.12 AGREEMENT CONTROLS. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

         SECTION 15.13 USURY SAVINGS CLAUSE. Anything in this Agreement or the Notes to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the extent that a Lender's receipt thereof would not be permissible under the law or laws applicable to it limiting rates of interest which may be charged or collected by it. Any such amount of interest which is not paid as a result of the limitation referred to in the preceding sentence shall be carried forward and paid by the Borrower to such Lender on the earliest date or dates on which any interest is payable under this Agreement and on which the receipt thereof is permissible under the laws applicable to such Lender limiting rates of interest which may be charged or collected by such Lender. Such payment shall be made as additional interest for the month preceding such interest payment date. Such deferred payments shall not bear interest.

         SECTION 15.14 GOVERNING LAW; WAIVERS.

                           (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                           (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY
                  AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                           (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE
                  MADE ON SUCH PARTY BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF EACH PARTY PROVIDED BY
                  SECTION 15.1 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER

                  THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                           (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c)
                  HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PARTY OR ANY PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                           (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND
                  ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 15.15 JUDGMENT CURRENCY. The Borrower, the Agent and each Lender hereby agree that if, in the event that a judgment is given in relation to any sum due to the Agent or any Lender hereunder, and such judgment is given in a currency (the "Judgment Currency") other than that in which such sum was originally denominated (the "Original Currency"), the Borrower agrees to indemnify the Agent or such Lender, as the case may be, to the extent that such amount of the Original Currency which could have been purchased by the Agent in accordance with normal banking procedures on the Business Day following receipt of such sum is less than the sum which could have been so purchased by the Agent had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding such judgment, and if the amount so purchased exceeds the amount which could have been so purchased had such purchase been made on the day on which such judgment was given, or if such day is not a Business Day, on the Business Day immediately preceding such judgment, the Agent or the applicable Lenders agree to remit such excess to the Borrower. The agreements in this Section 15.15 shall survive payment of the Obligations.

         SECTION 15.16 ECONOMIC AND MONETARY UNION IN THE EUROPEAN COMMUNITY.

                  (a) The parties confirm that, except as agreed to by all parties hereto in writing, the occurrence or non-occurrence of an event associated with economic and monetary union in the European Community will not have the effect of altering any term of, or discharging or excusing performance under, this Agreement, any other Loan Document, any Security Instrument, any Loan or transaction contemplated by any of the foregoing, nor give a party the right to unilaterally alter or terminate this Agreement, any other Loan Document, any Security Instrument, any Loan or transaction contemplated by any of the foregoing or give rise to an Event of Default or otherwise be the basis for the effective designation of the Revolving Credit Termination Date or the Facility Termination Date.

         "An event associated with economic and monetary union in the European Community" includes, without limitation, each (and any combination) of the following:

                           (i) the introduction of, changeover to or operation
                  of a single or unified European currency (whether known as the euro or otherwise) ("Eurocurrency");

                           (ii) the fixing of conversion rates between a member
                  state's currency and the Eurocurrency or between the currencies of member states;

                           (iii) the introduction of Eurocurrency as lawful
                  currency in a member state;

                           (iv) the withdrawal from legal tender of any currency
                  that, before the introduction of Eurocurrency, was lawful currency in one of the member states; and

                           (v) the disappearance or replacement of a relevant
                  price source for the Eurocurrency or the national currency of any member state, or the failure of the agreed sponsor (or a successor sponsor) to publish or display a relevant rate, index, price, page or screen.


                        [Signatures on following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                                      BORROWER:

                                      BEC GROUP, INC.


                                      By:/s/ Desiree DeStefano
                                         -----------------------------
                                      Name:  Desiree DeStefano
                                           ---------------------------
                                      Title: VP of Finance
                                            --------------------------


                                      AGENT:

                                      NATIONSBANK, NATIONAL
                                      ASSOCIATION, as Agent for the
                                      Lenders


                                      By:/s/ Peter C. Hall
                                         -----------------------------
                                      Name:  Peter C. Hall
                                           ---------------------------
                                      Title: Vice President
                                            --------------------------

                                CREDIT AGREEMENT

                              Signature Page 1 of 7

                                      LENDERS:

                                      NATIONSBANK, NATIONAL
                                      ASSOCIATION


                                      By:/s/ Peter C. Hall
                                         -----------------------------
                                      Name:  Peter C. Hall
                                           ---------------------------
                                      Title: Vice President
                                            --------------------------


                                      Lending Office:

                                      NationsBank, National Association
                                      Independence Center
                                      NC1 001-15-04, 15th Floor
                                      Charlotte, North Carolina 28255
                                      Attention:  Agency Services
                                      Telephone:     (704) 388-3917
                                      Telefacsimile: (704) 386-9923

                                      Wire Transfer Instructions:

                                      NationsBank, National Association
                                      Charlotte, North Carolina 28255
                                      ABA No.:  053000196
                                      Reference: BEC Group, Inc.
                                      Account No.:  136621-22506
                                      Attention:  Corporate Credit Support

                                CREDIT AGREEMENT

                              Signature Page 2 of 7

                                      EUROPEAN AMERICAN BANK


                                      By: /s/ Brian A. Foster
                                      Name:   Brian A. Foster
                                      Title:  Vice President


                                      Lending Office:

                                      European American Bank
                                      335 Madison Avenue, 17th Floor
                                      New York, New York 10017
                                      Attention:  Angie M. Marrano,
                                                  Administrative Assistant
                                      Telephone:     (212) 503-2553
                                      Telefacsimile: (212) 503-2667


                                      Wire Transfer Instructions:

                                      European American Bank
                                      One EAB Plaza
                                      Uniondale, New York 11555
                                      ABA No.:  021 001 486
                                      Reference: BEC Group, Inc.
                                      Account No.:  K890222220
                                      Attention:  Commercial Loans Dept.

                                CREDIT AGREEMENT

                              Signature Page 3 of 7

                                      NATIONAL CITY BANK OF KENTUCKY


                                      By:/s/ Todd Ethington
                                         ----------------------------
                                      Name:  Todd Ethington
                                           --------------------------
                                      Title: Vice President
                                            -------------------------

                                      Lending Office:

                                      101 South 5th Street
                                      Louisville, Kentucky  40202
                                      Attention:     Etta Moore
                                                     Commercial Loan Operations
                                      Telephone:     (502) 581-6788
                                      Telefacsimile: (502) 581-4079


                                      Wire Transfer Instructions:

                                      National City Bank of Kentucky
                                      101 South 5th Street
                                      Louisville, Kentucky  40202
                                      ABA No.:       083-000-056
                                      Reference:     BEC Group, Inc.
                                      Attention:     Etta Moore
                                                     Commercial Loan Operations

                                CREDIT AGREEMENT

                              Signature Page 4 of 7

                                      BANK OF BOSTON CONNECTICUT


                                      By:/s/ Richard J. Klouda
                                         ----------------------------
                                      Name:  Richard J. Klouda
                                           --------------------------
                                      Title:  Director
                                            -------------------------


                                      Lending Office:

                                      One Landmark Square
                                      Stamford, Connecticut  06901
                                      Attention:    Jennifer Edwards
                                      Telephone:     (203) 973-1940
                                      Telefacsimile: (203) 967-8169


                                      Wire Transfer Instructions:

                                      Bank of Boston Connecticut
                                      One Hundred Pearl Street
                                      Hartford, Connecticut  06103
                                      ABA No.:    011100805
                                      Reference:  13KBCT Zero Balance Account
                                      Account No.:551-74538
                                      Attention:  Jeff Seabron

                                CREDIT AGREEMENT

                              Signature Page 5 of 7

                                      CAISSE NATIONALE DE CREDIT
                                       AGRICOLE


                                      By:/s/ Craig Welch
                                         ----------------------------
                                      Name:  Craig Welch
                                      Title: First Vice President

                                      Lending Office:

                                      55 East Monroe Street, Suite 4700
                                      Chicago, Illinois  60603
                                      Attention:     Stacey Mannion
                                      Telephone:     (312) 917-7560
                                      Telefacsimile: (312-372-4421

                                      Wire Transfer Instructions:

                                      Morgan Guaranty Trust Co.
                                      New York, New York
                                      ABA No.:    021000238
                                      Reference:  BEC Group, Inc.
                                      Account No.:63000205
                                      Attention:  Stacey Mannion


                                CREDIT AGREEMENT

                              Signature Page 6 of 7

                                    IMPERIAL BANK


                                    By:/s/ Ray Vadalma
                                       ----------------------------
                                    Name:  RAY VADALMA
                                         --------------------------
                                    Title: SENIOR VICE PRESIDENT
                                          -------------------------


                                    Lending Office:

                                    9920 South La Cienega Boulevard, 14th Floor
                                    Inglewood, California 90301
                                    Attention:     Mr. Jamie Harney
                                    Telephone:     (310) 417-5721
                                    Telefacsimile: (310) 417-5997


                                    Wire Transfer Instructions:

                                    Imperial Bank
                                    ABA No.:       122201444
                                    Reference:     BEC Group, Inc.
                                    Account No.:   2405-100-540
                                    Attention:     LPIG #2405


                                CREDIT AGREEMENT

                              Signature Page 7 of 7